Exhibit 10.17

DEXCOM, INC.
AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN1
(Adopted by the Board on April 18, 2019)
1.    PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents and Subsidiaries that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards. Capitalized terms not defined elsewhere in the text are defined in Section 28.
2.    SHARES SUBJECT TO THE PLAN.
2.1.    Number of Shares Available. Subject to Sections 2.5, and 21 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan as of the date of adoption of this Plan by the Board, is 39,200,000 Shares, plus (i) Shares that are subject to stock options or other awards granted under the Company’s 2005 Equity Incentive Plan (the “Prior Plan”) on the Effective Date (as defined below), that cease to be subject to such stock options or other awards by forfeiture or otherwise after the Effective Date for any reason other than the exercise of a stock option or SAR, (ii) Shares issued under the Prior Plan that are repurchased by the Company at the original issue price; or (iii) Shares that are subject to stock options or other awards granted under the Prior Plan that otherwise terminate without Shares being issued.
2.2.    Lapsed, Returned Awards. Shares subject to Awards, and Shares issued under this Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares: (a) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR; (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price; (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued; or (d) are surrendered pursuant to an Exchange Program. To the extent an Award under this Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under this Plan. Shares used to pay the exercise price of an Award, Shares withheld to satisfy the tax withholding obligations related to an Award or Shares repurchased by the Company for any reason other than Shares repurchased at their original issue price, in each case will not become available for future grant or sale under this Plan. Except as set forth above, any Awards granted including but not limited to Awards granted as SARs shall reduce the number of shares granted on a one-for-one Share for Share basis and any Shares withheld shall not again be made available for Awards under the Plan. To the extent that any Award is forfeited, repurchased or terminates without Shares being issued, Shares may again be available for issuance under this Plan. For the avoidance of doubt, Shares that otherwise become available for grant and issuance because of the provisions of this Section 2.2 shall not include Shares subject to Awards that initially became available because of the substitution clause in Section 21.2 hereof.
2.3.    Minimum Share Reserve. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan.
2.4.    Limitations. No more than 39,200,000 Shares shall be issued pursuant to the exercise of ISOs.
1 Reflects June 10, 2022 four-for-one forward stock split.

2.5.    Adjustment of Shares. If the number of outstanding Shares is changed by an extraordinary cash dividend, a stock dividend, recapitalization, spin-off, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then (a) the number of Shares reserved for issuance and future grant under this Plan set forth in Sections 2.1 and 2.2, (b) the Exercise Prices of and number of Shares subject to outstanding Options and SARs, (c) the number of Shares subject to other outstanding Awards, (d) the maximum number of Shares that may be issued as ISOs set forth in Section 2.4, and (e) the maximum number of Shares that may be issued to an individual or to a new Employee in any one calendar year set forth in Section 3 or to a Non-Employee Director in Section 12 shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws; provided that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up (down in the case of ISOs) to the nearest whole Share, as determined by the Committee; and provided further that the Exercise Price of any Option may not be decreased to below the par value of the Shares.
2.6.    Vesting / Acceleration Restriction. Awards shall not provide for any vesting prior to at least twelve (12) months from grant. In addition, the Committee will not permit the discretionary acceleration of vesting of Awards. Notwithstanding the foregoing, the Committee may permit (i) acceleration of vesting of Awards in the event of the Participant’s death or Disability, or Change of Control and (ii) the vesting of Awards on any basis prior to twelve (12) months from grant or any acceleration of vesting of Awards representing up to an aggregate of five percent (5%) of the Shares reserved and available for grant under the Plan.
3.    ELIGIBILITY. ISOs may be granted only to an eligible Employee. All other Awards may be granted to an eligible Employee, Consultant, Director or Non-Employee Director; provided such Consultant, Director or Non-Employee Director renders bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No Participant will be eligible to be granted more than 4,000,000 Shares in any calendar year under this Plan pursuant to the grant of Awards except that a new Employee (including a new Employee who is also an officer or director of the Company or any Parent, Subsidiary or Affiliate) is eligible to be granted up to a maximum of 8,000,000 Shares in the calendar year in which such Employee commences employment.
4.    ADMINISTRATION.
4.1.    Committee Composition; Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan, except, however, the Board shall establish the terms for the grant of an Award to Non-Employee Directors. The Committee will have the authority to:
(a)    construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;
(b)    prescribe, amend and rescind rules and regulations relating to this Plan or any Award;
(c)    select persons to receive Awards;
(d)    determine the form and terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, subject to Section 2.6, the time or times when Awards may vest and be exercised (which may be based on performance criteria) or settled, subject to Section 2.6, any vesting acceleration or waiver of forfeiture restrictions, the method to satisfy tax withholding obligations or any other tax liability legally due, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine;
(e)    determine the number of Shares or other consideration subject to Awards;

(f)    determine the Fair Market Value and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;
(g)    determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;
(h)    grant waivers of Plan or Award conditions;
(i)    determine the vesting, exercisability and payment of Awards;
(j)    correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;
(k)    determine whether an Award has been earned;
(l)    determine the terms and conditions of any, and to institute any Exchange Program approved by stockholders;
(m)    reduce or waive any criteria with respect to Performance Factors;
(n)    adjust Performance Factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles;
(o)    adopt terms and conditions, rules and/or procedures (including the adoption of any subplan under this Plan and any country addenda to the Award Agreements) relating to the operation and administration of this Plan to accommodate grants to participants residing outside of the United States and comply with the requirements of local law and procedures;
(p)    make all other determinations necessary or advisable for the administration of this Plan; and
(q)    delegate any of the foregoing to a subcommittee consisting of one or more executive officers pursuant to a specific delegation as permitted by applicable law, including Section 157(c) of the Delaware General Corporation Law.
4.2.    Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under this Plan. Any dispute regarding the interpretation of this Plan or any Award Agreement shall be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution shall be final and binding on the Company and the Participant.
4.3.    Section 16 of the Exchange Act. Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act).
4.4.    Documentation. The Award Agreement for a given Award, this Plan and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.

4.5.    Foreign Award Recipients. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws and practices in countries other than the United States in which the Company and its Subsidiaries and Affiliates operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries and Affiliates shall be covered by this Plan; (ii) determine which individuals outside the United States are eligible to participate in this Plan, which may include individuals who provide services to the Company, Subsidiary or Affiliate under an agreement with a foreign nation or agency; (iii) modify the terms and conditions of any Award granted to individuals who are located outside the United States or who are foreign nationals to comply with applicable foreign laws, policies, customs and practices; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent determined necessary or advisable by the Committee and provided that (a) no such subplans and/or modifications shall increase the share limitations contained in Section 2.1 hereof and (b) in such instance, such subplans and/or modifications shall be attached to this Plan as appendices; and (v) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Award shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code or any other applicable United States governing statute or law.
5.    OPTIONS. An Option is the right but not the obligation to purchase a Share, subject to certain conditions, if applicable, granted to an eligible Employee, Consultant or Director. All Options shall be granted pursuant to an Award Agreement.
5.1.    Terms of Options. Each Option granted under this Plan will be identified as an Incentive Stock Options within the meaning of the Code (“ISO”) or a Nonqualified Stock Option (“NSO”). Applicable conditions may be based on completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during a Performance Period as set out in advance in the Award Agreement. Prior to the grant of an Option that is being earned upon satisfaction of performance goals based on Performance Factors, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Option; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be earned by the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Options that are subject to different Performance Periods and having performance goals based on different Performance Factors and other criteria.
5.2.    Date of Grant. An Option’s date of grant will be that date on which the Committee makes the determination to grant such Option, or any such future date specified by the Committee. The Award Agreement will be delivered to the Participant within a reasonable time after the date of grant.
5.3.    Exercise Period. Subject to Section 2.6, Options will vest and be exercisable within the times or upon the conditions as set forth in the Award Agreement; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date of grant; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to vest and be exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of Shares as the Committee determines.
5.4.    Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (i) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will be not less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased must be made in accordance with Section 11 of this Plan, the Award Agreement and any procedures established by the Company.

5.5.    Method of Exercise. Any Option granted hereunder will vest and be exercisable at such times and under such conditions as determined by the Committee and set forth in the Award Agreement, subject to the terms and conditions of this Plan. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised plus payment or provision for applicable withholding taxes. Shares issued upon exercise of an Option will be issued in the name of the Participant. Notwithstanding the exercise of the Option, until such time as the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.5 of this Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of this Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
(a)    Termination of Service. If the Participant’s Service terminates for any reason except a termination by the Company for Cause or because of the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates, no later than three (3) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise beyond three (3) months after the date Participant’s Service terminates deemed to be the exercise of an NSO), but in any event no later than the expiration date of the Options.
(b)    Death. If the Participant’s Service terminates because of the Participant’s death (or the Participant dies within three (3) months after Participant’s Service terminates for any reason except a termination by the Company for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant’s legal representative, or authorized assignee, no later than twelve (12) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee), but in any event no later than the expiration date of the Options.
(c)    Disability. If the Participant’s Service terminates because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the date Participant’s Service terminates (with any exercise beyond (a)  three (3) months after the date Participant’s employment terminates when the termination of Service is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code, or (b) twelve (12) months after the date Participant’s employment terminates when the termination of Service is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NSO), but in any event no later than the expiration date of the Options.
(d)    Cause. If the Participant is terminated by the Company for Cause, then Participant’s Options shall expire on the date Service terminates, or at such later time and on such conditions as are determined by the Committee, but in any event no later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, Cause shall have the meaning set forth in this Plan.
5.6.    Limitations on Exercise. The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent a Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.7.    Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NSOs. For purposes of this Section 5.7, ISOs will be so evaluated in the order in which they were granted, beginning with the grant first in time. The Fair Market Value of the Shares will be determined as of the Option’s date of grant. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.
5.8.    Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Subject to Section 18, the Committee may (a) reduce the Exercise Price of outstanding Options or (b) grant Options in substitution for cancelled options or other Awards authorized under the Plan. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.
5.9.    Notice of Disqualifying Dispositions of Shares Acquired on Exercise of an ISO. If a Participant sells or otherwise disposes of any Shares acquired pursuant to the exercise of an ISO on or before the later of (a) the date two years after the Date of Grant, and (b) the date one year after the exercise of the ISO (in either case, a “Disqualifying Disposition”), the Company may require the Participant to immediately notify the Company in writing of such Disqualifying Disposition.
5.10.    No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.
5.11.    Termination of Service. Except as otherwise set forth in the Award Agreement or as otherwise determined by the Committee, vesting ceases on the date Participant’s Service terminates.
6.    RESTRICTED STOCK AWARDS. A Restricted Stock Award is an offer by the Company to sell Shares subject to restrictions (“Restricted Stock”) to an eligible Employee, Consultant, or Director. The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions applicable to the Shares and all other terms and conditions of the Restricted Stock Award, subject to this Plan.
6.1.    Restricted Stock Purchase Agreement. All purchases under a Restricted Stock Award will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price plus payment or provision for applicable withholding taxes, within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then such Restricted Stock Award will terminate, unless the Committee determines otherwise.
6.2.    Purchase Price. The Purchase Price for a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value but not less than the par value of the Shares on the date the Restricted Stock Award is granted. Payment of the Purchase Price must be made in accordance with Section 11 of this Plan, and the Award Agreement and in accordance with any procedures established by the Company.

6.3.    Terms of Restricted Stock Awards. Subject to Section 2.6, Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. Applicable restrictions may be based on completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during a Performance Period as set out in advance in the Award Agreement. Prior to the grant of a Restricted Stock Award that is being earned upon satisfaction of performance goals based on Performance Factors, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be earned by the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having performance goals based on different Performance Factors and other criteria.
6.4.    Termination of Service. Except as otherwise set forth in the Award Agreement or as otherwise determined by the Committee, vesting ceases on the date Participant’s Service terminates.
7.    STOCK BONUS AWARDS. A Stock Bonus Award is an award of Shares made to an eligible Employee, Consultant, or Director in consideration for Services to be rendered or for past Services already rendered to the Company or any Parent or Subsidiary, as permitted by law. All Stock Bonus Awards shall be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.
7.1.    Terms of Stock Bonus Awards. Subject to Section 2.6, the Committee will determine to whom a Stock Bonus Award will be made, the number of Shares under the Stock Bonus Award, the restrictions, if any, applicable to such Shares and all other terms and conditions of the Stock Bonus Award, subject to this Plan. Applicable restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during a Performance Period as set out in advance in the Award Agreement. Prior to the grant of any Stock Bonus Award that is being earned upon satisfaction of performance goals, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and performance goals based on different Performance Factors and other criteria.
7.2.    Form of Payment to Participant. As determined in the sole discretion of the Committee, a Stock Bonus Award may be paid in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value (as of the date of payment) of the Shares earned under such Stock Bonus Award.
7.3.    Termination of Service. Except as otherwise set forth in the Award Agreement or as otherwise determined by the Committee, vesting ceases on the date Participant’s Service terminates.
8.    STOCK APPRECIATION RIGHTS. A Stock Appreciation Right (“SAR”) is an award to an eligible Employee, Consultant, or Director that may be settled in cash, or Shares (which may consist of Restricted Stock), having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs shall be made pursuant to an Award Agreement.

8.1.    Terms of SARs. The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR; and (d) the effect of the Participant’s termination of Service on each SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted, and may be not less than Fair Market Value or the par value of the Shares. A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Award Agreement. Prior to the grant of any SAR that is being earned upon satisfaction of performance goals, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each SAR; and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Periods and performance goals based on different Performance Factors and other criteria.
8.2.    Exercise Period and Expiration Date. Subject to Section 2.6, a SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement. The SAR Agreement shall set forth the expiration date; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Notwithstanding the foregoing, the rules of Section 5.6 also will apply to SARs.
8.3.    Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (ii) the number of Shares with respect to which the SAR is exercised (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code.
8.4.    Termination of Service. Except as otherwise set forth in the Award Agreement or as otherwise determined by the Committee, vesting ceases on the date Participant’s Service terminates.
9.    RESTRICTED STOCK UNITS. A Restricted Stock Unit (“RSU”) is an award to an eligible Employee, Consultant, or Director covering a number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). All RSUs shall be made pursuant to an Award Agreement.
9.1.    Terms of RSUs. Subject to Section 2.6, the Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU; (b) the time or times during which the RSU may be settled; (c) the consideration to be distributed on settlement; and (d) the effect of the Participant’s termination of Service on each RSU. An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Award Agreement. Prior to the grant of any RSU that is being earned upon satisfaction of performance goals, the Committee will: (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any; and (z) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and performance goals based on different Performance Factors and other criteria.
9.2.    Form and Timing of Settlement. Payment of earned RSUs shall be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both. The Committee may also permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code.

9.3.    Termination of Service. Except as otherwise set forth in the Award Agreement or as otherwise determined by the Committee, vesting ceases on the date Participant’s Service terminates.
10.    PERFORMANCE AWARDS. A Performance Award is an award to an eligible Employee, Consultant, or Director of Performance Shares or a cash bonus denominated in Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). Grants of Performance Awards shall be made pursuant to an Award Agreement.
10.1.    Terms of Performance Awards. Subject to Section 2.6, the Committee will determine the terms of a Performance Award including, without limitation: (a) the number of Shares or amount of cash subject to the Performance Award; (b) the time or times during which the Performance Award may be settled; and (c) the consideration to be distributed on settlement, and the effect of the Participant’s termination of Service on each Performance Award. A Performance Award may be awarded upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Award Agreement. Prior to the grant of any Performance Award that is being earned upon satisfaction of performance goals, the Committee will: (x) determine the nature, length and starting date of any Performance Period for the Performance Award; (y) select from among the Performance Factors to be used to measure such performance goals, if any; and (z) determine the number of Shares deemed subject to the Performance Award. Performance Periods may overlap and participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and performance goals based on different Performance Factors and other criteria.
10.2.    Termination of Service. Except as otherwise set forth in the Award Agreement or as otherwise determined by the Committee, vesting ceases on the date Participant’s Service terminates.
11.    PAYMENT FOR SHARE PURCHASES. Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth or prohibited in the applicable Award Agreement):
(a)    by cancellation of indebtedness of the Company to the Participant;
(b)    by surrender of Shares held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled;
(c)    by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary of the Company;
(d)    by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with this Plan;
(e)    by any combination of the foregoing; or
(f)    by any other method of payment as is permitted by applicable law.
Unless determined otherwise by the Committee, all payments under any of the methods indicated above shall be made in United States dollars.
12.    GRANTS TO NON-EMPLOYEE DIRECTORS. Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Section 12 may be automatically made pursuant to policy adopted by the Board, or made from time to time as determined in the discretion of the Board. The aggregate number of Shares subject to Awards granted under this Section 12 to a Non-Employee Director in any calendar year shall not exceed 120,000 Shares.
12.1.    Eligibility. Awards pursuant to this Section 12 shall be granted only to Non-Employee Directors. A Non-Employee Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Section 12.

12.2.    Vesting, Exercisability and Settlement. Except as set forth in Section 6 and 21, Awards shall vest, be exercisable and be settled as determined by the Board. With respect to Options and SARs, the exercise price granted to Non-Employee Directors shall be not less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.
12.3.    Election to receive Awards in Lieu of Cash. A Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or in a combination thereof, as determined by the Board. Such Awards shall be issued under this Plan. An election under this Section 12.3 shall be filed with the Company on the form prescribed by the Company.
13.    WITHHOLDING TAXES.
13.1.    Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or the applicable tax event occurs, the Company may require the Participant to remit to the Company, or to the Parent, Subsidiary or Affiliate employing the Participant, an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax or social insurance liability legally due from the Participant prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax and social insurance requirements or any other tax liability legally due from the Participant.
13.2.    Stock Withholding. The Committee, or its delegate(s), as permitted by applicable law, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such tax withholding obligation or any other tax liability legally due from the Participant, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to up to the maximum statutory amount permitted to be withheld, (iii) delivering to the Company Shares having a Fair Market Value equal to up to the maximum amount permitted to be withheld or (iv) withholding from the proceeds of the sale of otherwise deliverable Shares acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.
14.    TRANSFERABILITY.
14.1.    Transfer Generally. Unless determined otherwise by the Committee or pursuant to Section 14.2, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution. If the Committee makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or by domestic relations order to a Permitted Transferee, such Award will contain such additional terms and conditions as the Committee deems appropriate. All Awards shall be exercisable: (i) during the Participant’s lifetime only by (A) the Participant, or (B) the Participant’s guardian or legal representative; (ii) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees; and (iii) in the case of all awards except ISOs, by a Permitted Transferee.
14.2.    Beneficiaries. Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of such Participant’s death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by such Participant in writing with the Company during such Participant’s lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at such Participant’s death shall be paid to or exercised by such Participant’s executor, administrator, or legal representative.

15.    PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.
15.1.    Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant, except for any Dividend Equivalent Rights permitted by an applicable Award Agreement. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to such stock dividends or stock distributions with respect to Unvested Shares, and any such dividends or stock distributions shall be accrued and paid only at such time if any, as such Unvested Shares become vested Shares. The Committee, in its discretion, may provide in the Award Agreement evidencing any Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Shares subject to such Award during the period beginning on the date the Award is granted and ending, with respect to each Share subject to the Award, on the earlier of the date on which the Award is exercised or settled or the date on which they are forfeited; provided, that under no circumstances may Dividend Equivalent Rights be granted for any Option or SAR and provided, further, that no Dividend Equivalent Right shall be paid with respect to Unvested Shares, and any such dividends or stock distributions shall be accrued and paid only at such time, if any, as such Unvested Shares become vested Shares. Such Dividend Equivalent Rights, if any, shall be credited to the Participant in the form of additional whole Shares as of the date of payment of such cash dividends on Shares.
15.2.    Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s termination of Service at any time within ninety (90) days after the later of the date Participant’s Service terminates and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be.
16.    CERTIFICATES. All Shares or other securities whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable U.S. federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and any non-U.S. exchange controls or securities law restrictions to which the Shares are subject.
17.    ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.
18.    EXCHANGE AND BUYOUT OF AWARDS. An Exchange Program, including but not limited to any repricing of Options or SARs is not permitted without prior stockholder approval.

19.    SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities and exchange control laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any foreign or state securities laws, exchange control laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.
20.    NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate to terminate Participant’s employment or other relationship at any time.
21.    CORPORATE TRANSACTIONS.
21.1.    Assumption or Replacement of Awards by Successor. In the event that the Company is subject to a Corporate Transaction, outstanding Awards acquired under this Plan shall be subject to the documentation evidencing the Corporate Transaction, which need not treat all outstanding Awards in an identical manner. Such agreement, without the Participant’s consent, shall provide for one or more of the following with respect to all outstanding Awards as of the effective date of such Corporate Transaction.
(a)    The continuation of an outstanding Award by the Company (if the Company is the successor entity).
(b)    The assumption of an outstanding Award by the successor or acquiring entity (if any) of such Corporate Transaction (or by its parents, if any), which assumption, will be binding on all selected Participants; provided that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code.
(c)    The substitution by the successor or acquiring entity in such Corporate Transaction (or by its parents, if any) of an equivalent award with substantially the same terms for such outstanding Award (except that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code).

(d)    A payment to the Participant equal to the excess of (i) the Fair Market Value of the Shares subject to the Award as of the effective date of such Corporate Transaction over (ii) the Exercise Price or Purchase Price of Shares, as the case may be, subject to the Award in connection with the cancellation of the Award. Such payment will be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. The successor corporation may provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). Subject to Section 409A of the Code, such payment may be made in installments, may be deferred until the date or dates when the Award would have become exercisable or such Shares would have vested, and such payment may be subject to vesting based on the Participant’s continuing such payment initially will be calculated without regard to whether or not the Award is then exercisable or such Shares are then vested. In addition, any escrow, holdback, earnout or similar provisions in the agreement for such Corporate Transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Shares. If the Exercise Price of the Shares subject to an Option exceeds the Fair Market Value of such Shares, then the Option may be cancelled without making a payment to the Participant. For purposes of this subsection, the Fair Market Value of any security will be determined without regard to any vesting conditions that may apply to such security.
The Board shall have full power and authority to assign the Company’s right to repurchase or re-acquire or forfeiture rights to such successor or acquiring corporation. Notwithstanding the foregoing, solely upon a Corporate Transaction in which the successor or acquiring corporation refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction notwithstanding any other provision in this Plan to the contrary, and unless otherwise determined by the Committee, all Awards granted under this Plan shall accelerate in full as of the time of consummation of the Corporate Transaction. In such event, the Committee will notify the Participant in writing or electronically that such Award will be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period. Awards need not be treated similarly in a Corporate Transaction.
21.2.    Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards shall not reduce the number of Shares authorized for grant under this Plan or authorized for grant to a Participant in a calendar year.
21.3.    Non-Employee Directors’ Awards. Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors shall accelerate and such Awards shall become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.
22.    ADOPTION AND STOCKHOLDER APPROVAL. This Plan shall be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board.

23.    TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board. After this Plan is terminated or expires, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions. This Plan and all Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware (excluding its conflict of laws rules).
24.    AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval; provided further, that a Participant’s Award shall be governed by the version of this Plan then in effect at the time such Award was granted.
25.    NONEXCLUSIVITY OF THE PLAN; UNFUNDED PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
26.    INSIDER TRADING POLICY. Each Participant who receives an Award shall comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or directors of the Company.
27.    ALL AWARDS SUBJECT TO COMPANY CLAWBACK OR RECOUPMENT POLICY. All Awards held by an executive officer shall be subject to clawback, recoupment or forfeiture (i) to the extent that such executive officer is determined to have engaged in fraud or intentional illegal conduct materially contributing to a financial restatement, as determined by the Board in its sole discretion, (ii) as provided under any clawback, recoupment or forfeiture policy adopted by the Board or (iii) required by law. Such clawback, recoupment or forfeiture policy, in addition to any other remedies available under applicable law, may require the cancellation of outstanding Awards and the recoupment of any gains realized with respect to Awards.
28.    DEFINITIONS. As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:
28.1.    “Affiliate” means (i) any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing.
28.2.    “Award” means any award under this Plan, including any Option, Restricted Stock, Stock Bonus, Stock Appreciation Right, Restricted Stock Unit or award of Performance Shares.
28.3.    “Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award and country-specific appendix thereto for grants to non-U.S. Participants, which shall be in substantially a form (which need not be the same for each Participant) that the Committee (or in the case of Award agreements that are not used for Insiders, the Committee’s delegate(s)) has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.
28.4.    “Board” means the Board of Directors of the Company.
28.5.    “Cause” means termination of the Participant’s Service on the basis of the Participant’s conviction (or a plea of nolo contendere) of fraud, misappropriation, embezzlement or any other act or acts of dishonesty constituting a felony and resulting or intended to result directly or indirectly in a substantial gain or personal enrichment to the Participant at the expense of the Company or any Subsidiary.

28.6.    “Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
28.7.    “Committee” means the Compensation Committee of the Board or those persons to whom administration of this Plan, or part of this Plan, has been delegated as permitted by law.
28.8.    “Common Stock” means the common stock of the Company.
28.9.    “Company” means Dexcom, Inc., or any successor corporation.
28.10.    “Consultant” means any person, including an advisor or independent contractor, engaged by the Company or a Parent, Subsidiary or Affiliate to render services to such entity.
28.11.    “Corporate Transaction” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities; provided, however, that for purposes of this subclause (i) the acquisition of additional securities by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the securities of the Company will not be considered a Corporate Transaction; (ii) the consummation of the sale, transfer or disposition by the Company of all or substantially all of the Company’s assets; (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; (iv) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company) or (v) a change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purpose of this subclause (v), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Corporate Transaction. For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this Plan by reason of a Corporate Transaction, such amount shall become payable only if the event constituting a Corporate Transaction would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and IRS guidance that has been promulgated or may be promulgated thereunder from time to time.
Notwithstanding the foregoing, a Corporate Transaction shall not be deemed to result from any transaction precipitated by the Company’s insolvency, appointment of a conservator, or determination by a regulatory agency that the Company is insolvent, nor from any transaction the sole purpose of which is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
28.12.    “Director” means a member of the Board.
28.13.    “Disability” means in the case of ISOs, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

28.14.    “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant.
28.15.    “Effective Date” means the date the Plan is approved by the stockholders of the Company which shall be within twelve (12) months of the approval of the Plan by the Board.
28.16.    “Employee” means any person, including officers and Directors, providing services as an employee to the Company or any Parent, Subsidiary or Affiliate. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.
28.17.    “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
28.18.    “Exchange Program” means a program pursuant to which (i) outstanding Awards are surrendered, cancelled or exchanged for cash, the same type of Award or a different Award (or combination thereof) or (ii) the exercise price of an outstanding Award is increased or reduced.
28.19.    “Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.
28.20.    “Fair Market Value” means, as of any date, the value of a Share determined as follows:
(a)    if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable;
(b)    if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable; or
(c)    if none of the foregoing is applicable, by the Board or the Committee in good faith.
28.21.    “Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.
28.22.    “IRS” means the United States Internal Revenue Service.
28.23.    “Non-Employee Director” means a Director who is not an Employee of the Company or any Parent or Subsidiary.
28.24.    “Option” means an award of an option to purchase Shares pursuant to Section 5.
28.25.    “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
28.26.    “Participant” means a person who holds an Award under this Plan.
28.27.    “Performance Award” means cash or stock granted pursuant to Section 10 or Section 12 of this Plan.

28.28.    “Performance Factors” means any of the factors selected by the Committee and specified in an Award Agreement, from among the following objective measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied:
(a)    Profit Before Tax;
(b)    Billings;
(c)    Revenue;
(d)    Net revenue;
(e)    Earnings (which may include earnings before interest and taxes, earnings before taxes, and net earnings, or as otherwise adjusted);
(f)    Operating income;
(g)    Operating margin;
(h)    Operating profit;
(i)    Controllable operating profit, or net operating profit;
(j)    Net Profit;
(k)    Gross margin;
(l)    Operating expenses or operating expenses as a percentage of revenue;
(m)    Net income;
(n)    Earnings per share;
(o)    Total stockholder return;
(p)    Market share;
(q)    Return on assets or net assets;
(r)    The Company’s stock price;
(s)    Growth in stockholder value relative to a pre-determined index;
(t)    Return on equity;
(u)    Return on invested capital;
(v)    Cash Flow (including free cash flow or operating cash flows);
(w)    Cash conversion cycle;
(x)    Economic value added;
(y)    Individual confidential business objectives;
(z)    Contract awards or backlog;

(aa)    Overhead or other expense reduction;
(bb)    Credit rating;
(cc)    Strategic plan development and implementation;
(dd)    Succession plan development and implementation;
(ee)    Improvement in workforce diversity;
(ff)    Customer indicators;
(gg)    New product invention or innovation;
(hh)    Attainment of research and development milestones;
(ii)    Improvements in productivity;
(jj)    Bookings;
(kk)    Attainment of objective operating goals and employee metrics; and
(ll)    Any other metric that is capable of measurement as determined by the Committee.
28.29.    “Performance Period” means the period of service determined by the Committee, not to exceed five (5) years, during which years of service or performance is to be measured for the Award.
28.30.    “Performance Share” means an Award granted pursuant to Section 10 or Section 12 of this Plan.
28.31.    “Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.
28.32.    “Person” shall have the meaning as such term is used in Sections 13(d) and 14(d) of the Exchange Act.
28.33.     “Plan” means this DexCom, Inc. 2015 Equity Incentive Plan, as amended.
28.34.    “Purchase Price” means the price to be paid for Shares acquired under this Plan, other than Shares acquired upon exercise of an Option or SAR.
28.35.    “Restricted Stock Award” means an award of Shares pursuant to Section 6 or Section 12 of this Plan, or issued pursuant to the early exercise of an Option.
28.36.    “Restricted Stock Unit” means an Award granted pursuant to Section 9 or Section 12 of this Plan.
28.37.    “SEC” means the United States Securities and Exchange Commission.
28.38.    “Securities Act” means the United States Securities Act of 1933, as amended.

28.39.    “Service” shall mean service as an Employee, Consultant, Director or Non-Employee Director, to the Company or a Parent, Subsidiary or Affiliate of the Company, subject to such further limitations as may be set forth in this Plan or the applicable Award Agreement. An Employee will not be deemed to have ceased to provide Service in the case of (i) medical leave, (ii) military leave, or (iii) any other leave of absence approved by the Company. In the case of any Employee on an approved leave of absence, Awards shall not vest during such leave of absence, except as (A) may be required by applicable Law, or (B) as otherwise provided by the Committee or the Company in writing. At such time as such Employee returns to regular and continuous service with the Company following the leave of absence, the vesting schedule applicable to the Awards shall recommence, and, if applicable, the total period of the vesting schedule will be extended by a number of days equal to the total number of days of Employee’s leave of absence, except that in no event may an Award be exercised after the expiration term set forth in the Award Agreement. Similarly, if Employee’s schedule reduces to a less than a full-time service arrangement, except as otherwise provided by the Committee or the Company in writing, Awards shall vest on a proportionately and commensurately slower schedule, except that in no event may an Award be exercised after the expiration term set forth in the Award Agreement. No fractional shares may be issued. In the event of military leave, if required by applicable laws, vesting shall continue for not less than the longest period that vesting continues under any other statutory or Company approved leave of absence and, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave. Except as set forth in this Section 28.39, an employee shall have terminated employment as of the date he or she ceases to provide Services (regardless of whether the termination is in breach of local employment laws or is later found to be invalid) and employment shall not be extended by any notice period or garden leave mandated by local law, provided however, that a change in status from an employee to a consultant or advisor shall not terminate the service provider’s Service, unless determined by the Committee, in its discretion. The Committee will have sole discretion to determine whether a Participant has ceased to provide Services and the effective date on which the Participant ceased to provide Services.
28.40.    “Shares” means shares of the Company’s Common Stock and the common stock of any successor security.
28.41.    “Stock Appreciation Right” means an Award granted pursuant to Section 8 or Section 12 of this Plan.
28.42.    “Stock Bonus” means an Award granted pursuant to Section 7 or Section 12 of this Plan.
28.43.    “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
28.44.    “Treasury Regulations” means regulations promulgated by the United States Treasury Department.
28.45.    “Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

DEXCOM, INC.
AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN
NOTICE OF RESTRICTED STOCK UNIT AWARD
GRANT NUMBER:

Unless otherwise defined herein, the terms defined in the DexCom, Inc. (the “Company”) Amended and Restated 2015 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Restricted Stock Unit Award (the “Notice”).

Name: _________________________
Address: _______________________
Address 2: _____________________
City, State Zip: __________________

You (“Participant”) have been granted an award of Restricted Stock Units (“RSUs”) under the Plan subject to the terms and conditions of the Plan, this Notice and the attached Award Agreement (Restricted Stock Units) (hereinafter “RSU Agreement”).

Number of RSUs: ______________

Date of Grant: _________________

Vesting Commencement Date: _______________

Expiration Date:	The date on which settlement of all RSUs granted hereunder occurs, with earlier expiration upon a termination of Service as set forth in the RSU Agreement.

Vesting Schedule:	Subject to the limitations set forth in this Notice, the Plan and the RSU Agreement, the RSUs will vest in accordance with the following schedule:

Shares	Vest Date/Performance Conditions

[To be inserted as applicable
Vesting Acceleration:    Notwithstanding the foregoing Vesting Schedule, the RSUs are eligible for vesting acceleration under the Company’s Severance and Change in Control Plan, subject to the terms and conditions thereof.]

[To be inserted as applicable
Vesting Acceleration:    Notwithstanding the foregoing Vesting Schedule, if the Participant is subject to a Qualifying Termination (as defined below) during a Change in Control Period (as defined below), then, subject to Participant’s delivery to the Company of a general release (in a form prescribed by the Company) of all known and unknown claims that Participant may then have against the Company or persons affiliated with the Company (the “Release”), and satisfaction of all conditions to make the Release effective, within sixty (60) days following Participant’s Qualifying Termination (such sixty (60) day period, the “Release Period”), the then-unvested RSUs shall accelerate and become vested and settled with respect to 100% of the shares subject thereto.
The accelerated vesting described above shall be effective as of the Qualifying Termination, subject to delivery of the effective Release; provided, that, if the Qualified Termination occurs prior to the Change in Control (as defined below), then any unvested portion of Participant’s RSUs will remain outstanding for three (3) months following the Qualifying Termination (provided that in no event will the RSUs remain outstanding beyond the tenth anniversary of the Date of Grant). In the event that the proposed Change in Control is terminated without having been completed, any unvested portion of Participant’s RSUs automatically will be forfeited.
Notwithstanding any other provision in the Plan, the Notice or this Agreement to the contrary, if the successor or acquiring corporation (if any) of the Company refuses to assume, convert, replace or substitute the unvested RSUs in connection with a Corporate Transaction (as defined in the Plan) as provided in Section 21.1 of the Plan, then such RSUs shall accelerate and become vested and settled with respect to 100% of the shares subject thereto effective immediately prior to the Change in Control.
“Cause” means (i) the Participant has been convicted of, or has pleaded guilty or nolo contendere to, any felony or crime involving moral turpitude, (ii) the Participant has (X) engaged in willful misconduct which is injurious to the Company or materially failed or refused to perform the material duties lawfully and reasonably assigned to the Participant or has performed such material duties with gross negligence or (Y) breached any material term or condition of this Plan, the Participant’s Employee Proprietary Information and Inventions Agreement with the Company, any written Company policy or the Company’s written code of conduct that has been made available to Participant prior to such breach or any other material agreement with the Company, in any case after written notice by the Company of such misconduct, performance issue, gross negligence or breach of terms or conditions and an opportunity to cure within thirty (30) days of such written notice thereof from the Company, unless such misconduct, performance issue, gross negligence or breach is, by its nature, not curable, or (iii) the Participant has committed any act of fraud, theft, embezzlement, misappropriation of funds, breach of fiduciary duty or other willful act of material dishonesty against the Company that results in material harm to the Company.

“Change in Control” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities; or (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation, provided that the transaction or series of transactions pursuant to subsections (i), (ii) or (iii) also qualifies as a “change in control event” under U.S. Treasury Regulation 1.409A-3(i)(5).
“Change in Control Period” means the period commencing three (3) months prior to a Change in Control (only if after a Potential Change in Control) and ending twelve (12) months following a Change in Control.
“Disability” has the meaning set forth in Section 22(e)(3) of the Code.
“Good Reason” means the occurrence of any of the following events or conditions, without Participant’s express written consent:
(i)a material reduction in Participant’s base salary as an employee of the Company;
(ii)a material reduction in the Participant’s duties, responsibilities or authority at the Company; or
(iii)a change in the geographic location at which Participant must perform services that results in an increase in the one-way commute of Participant by more than 50 miles.
With respect to each of subsection (i), (ii), and (iii) above, Participant must provide notice to the Company of the condition giving rise to “Good Reason” within one hundred twenty (120) days of Participant’s knowledge of the existence of such condition, and the Company will have thirty (30) days following such notice to remedy such condition. Participant must resign Participant’s employment no later than thirty (30) days following expiration of the Company’s thirty (30) day cure period.
“Potential Change in Control” means the date of execution of a definitive agreement providing for a Change in Control if such transaction is consummated.
“Qualifying Termination” means a termination of employment resulting from (i) a termination by the Company of the Participant’s employment for any reason other than Cause, death or Disability, and (ii) if upon or within (12) months following a Change in Control, a voluntary resignation by the Participant of his or her employment for Good Reason. Termination due to Participant’s death or Participant’s Disability will in no event constitute a Qualifying Termination.]

You understand that your employment or consulting relationship or Service with the Company or the relevant Subsidiary is for an unspecified duration, can be terminated at any time (i.e., is “at-will”) other than as required by applicable local law, and that nothing in this Notice, the RSU Agreement or the Plan changes the nature of that relationship nor shall create or amend an employment or consulting relationship with the Company by virtue of this Notice or your participation in the Plan.
You acknowledge that the vesting of the RSUs pursuant to this Notice is subject to your continuous Service as an Employee, Director or Consultant of the Company or the relevant Subsidiary (as applicable). You also understand that this Notice is subject to the terms and conditions of both the RSU Agreement and the Plan, both of which are incorporated herein by reference.
Data Privacy Statement:
By signing below, or by accepting this Notice and the RSU Agreement via the Company’s designated electronic acceptance procedure, you confirm that you have read this Notice, the RSU Agreement and the Plan, you agree to be bound by them and you freely and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Notice, the RSU Agreement and any other Restricted Stock Unit Award grant materials by the Company, its affiliates and Subsidiaries (including your employer), and any third parties assisting in the implementation, administration and management of the Plan, for the exclusive purpose of implementing, administering and managing your participation in the Plan.
You understand that the Company, its Subsidiaries (including your employer) may collect, hold, process, disclose and transfer certain personal data about you. For the purposes of this Notice and the RSU Agreement, the term “Data” means certain personal and/or sensitive information about you, including, but not limited to, your name, home address and telephone/fax number, date of birth, social insurance number or other identification number, family size, marital status, gender, beneficiary information, emergency contacts, passport/visa information, salary and benefit information, personal bank account number, tax related information, tax identification number, nationality, job title, any Shares or directorships held in the Company, details of all RSUs or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor and any other information required by providers for the purpose of implementing, administering and managing the Plan.
You understand that Data will be transferred to E*TRADE Financial (“E*TRADE”) or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. You understand that the recipients of Data may be located in the United States or elsewhere, where you may not have the same rights under applicable data protection and privacy law as in your home jurisdiction. You authorize the Company, E*TRADE and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer data, in electronic or other form, for the sole purpose of implementing, administering and managing your participation in the plan.

DEXCOM, INC.
By:

DEXCOM, INC.
AWARD AGREEMENT (RESTRICTED STOCK UNITS) TO THE
DEXCOM, INC. AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN

Unless otherwise defined herein, the terms defined in the DexCom, Inc. (the “Company”) Amended and Restated 2015 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Award Agreement (Restricted Stock Units) (the “Agreement”).
You (“Participant”) have been granted Restricted Stock Units (“RSUs”) subject to the terms, restrictions and conditions of the Plan, the Notice of Restricted Stock Unit Award (the “Notice”) and this Agreement.
1.Settlement. Settlement of RSUs shall be made within the earlier of (i) 90 days following the applicable date of vesting under the vesting schedule or (ii) March 15 of the year following the year of vesting as set forth in the Notice. Settlement of RSUs shall be in Shares.
2.Withholding Taxes. Regardless of any action the Company and/or Participant’s employer(s) (the "Employer") take with respect to any foreign, federal, state, or local income tax, social insurance (including if permissible under local law, any statutory employer’s contribution to social insurance), national insurance contributions, payroll tax, payment on account, or other tax-related withholding with respect to this Agreement, as a result of Participant’s participation in the Plan and/or any aspect of the RSUs ("Tax-Related Items"), Participant agrees and acknowledges that the ultimate liability for all Tax-Related Items is the responsibility of Participant and that the Company and/or the Employer:
•are not making any representations and are not committing to take any actions regarding any Tax- Related Items, including, but not limited to, the grant of the RSUs, the vesting of the RSUs, the delivery of Shares upon vesting of the RSUs, the subsequent sale of Shares acquired upon vesting of the RSUs, and the receipt of any dividends; and
•do not commit to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate Participant’s liability for Tax-Related Items.
Before any Tax-Related Items become due, Participant will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy those Tax-Related Items. If permissible under local law, Participant authorizes the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by or due with respect to and/or on behalf of Participant by one or a combination of the following:
(a)withholding a number of Shares to be issued upon settlement of the RSUs; or
(b)withholding from proceeds of the sale of Shares acquired upon settlement of the RSUs either through a voluntary sale or through a mandatory sale arrangement by the Company (whether through a broker or otherwise) on Participant’s behalf pursuant to this authorization and without further consent.
The Company or the Employer may withhold or account for Tax-Related Items by considering applicable statutory withholding amounts or other applicable withholding rates, including maximum rates, applicable in Participant’s jurisdiction(s). In the event of over-withholding, Participant may receive a refund from the Company or the Employer of any over-withheld amount in cash and will have no entitlement to the equivalent in Shares. If not refunded, Participant may need to seek a refund from the responsible tax authority to the extent Participant wishes to obtain a refund. If the obligation for Tax-Related Items is satisfied by withholding a number of Shares as described herein, Participant will be deemed to have been issued the full number of Shares to which Participant is entitled pursuant to the vesting of the RSUs even though a portion of those Shares will be withheld for the purpose of satisfying the Tax-Related Items. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Finally, Participant will pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan or any aspect of the RSUs that cannot be satisfied by any of the means described in the preceding paragraph. The Company may refuse to deliver Shares to Participant if Participant fails to meet his/her obligations for the Tax-Related Items, as described herein.
3.No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested RSUs, Participant shall have no ownership of the Shares allocated to the RSUs and shall have no right to dividends or to vote from such Shares.
4.No Transfer. The RSUs and any interest therein shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of.
5.Termination. Subject to the terms of the Notice, if Participant’s Service terminates for any reason, all unvested RSUs shall be forfeited to the Company forthwith, and all rights of Participant to such RSUs and the underlying Shares shall immediately terminate. For the avoidance of doubt, Participant shall not be entitled to any compensation for the loss of any rights or opportunities under the Plan other than as provided for herein.
6.Tax Consequences. Participant acknowledges that there may be tax consequences upon settlement of the RSUs, the disposition of the Shares, if any, received in connection therewith, or at such other times that may be applicable in Participant’s jurisdiction(s) and Participant should consult a tax adviser regarding Participant’s tax obligations regarding Participant’s participation in the Plan. Participant should consult a personal tax advisor for information on the actual and potential tax consequences of this RSU.
7.Acknowledgement. The Company and Participant agree that the RSUs are granted under and governed by the Notice, this Agreement and the provisions of the Plan. Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice.
8.Country-Specific Terms and Conditions. Participant’s participation in the Plan will be subject to any special terms and conditions set forth in Appendix A to this Agreement (“Appendix A”) for Participant’s country of residence, if any. Appendix A constitutes part of this Agreement.
Moreover, if Participant relocates to another country, any special terms and conditions applicable to RSUs granted in such country may apply to Participant to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan.
In addition, the Company reserves the right to impose other requirements on the RSUs and any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
9.Entire Agreement; Enforcement of Rights. This Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
10.Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Shares may be listed or quoted at the time of such issuance or transfer.

11.Governing Law Severability. If one or more provisions of this Agreement (including the Appendix) are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, U.S.A, without giving effect to principles of conflicts of law. In addition, for purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the state and federal courts of the State of California.
12.No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Participant’s service, for any reason, with or without cause, subject to compliance with applicable local laws.
13.Recipient Data Privacy. Through Participant’s acceptance of this grant, Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal and/or sensitive data as described in this document by and among, as applicable, the Company, its affiliates and its subsidiaries for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that the Company holds certain personal and/or sensitive information about him or her, including, but not limited to, his or her name, home address and telephone/fax number, date of birth, social insurance number or other identification number, family size, marital status, gender, beneficiary information, emergency contacts, passport/visa information, salary and benefit information, personal bank account number, tax related information, tax identification number, nationality, job title, any Shares or directorships held in the Company, details of all RSUs or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor and any other information required by providers for the purpose of implementing, administering and managing the Plan (“Data”). Participant also understands and unambiguously consents to the fact that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in Participant’s country or elsewhere, and that Participant’s country may have different data privacy laws and protections than the laws in the recipient's country. Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom Participant may elect to deposit any Shares acquired. Participant understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting the Data Privacy Officer at [***]. Participant understands, however, that refusing or withdrawing his or her consent may affect his or her ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact the Data Privacy Officer at [***].
14.Nature of Grant.
(a)By acknowledging and accepting this RSU grant, Participant agrees that the granting of this RSU is completely at the discretion of the Committee pursuant to the Plan, that Participant does not expect that future awards will be granted under the Plan, or any other plan, and that Participant waives any claim for losses under the Agreement of the Plan in connection with termination of Service. All decisions with respect to future RSU or other grants, if any, will be at the sole discretion of the Committee.
(b)The RSU grant is non-transferrable and non-assignable.

(c)The Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Board at any time.
(d)The grant of this award is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of awards, or benefits in lieu of awards, even if awards have been granted repeatedly in the past.
(e)Participant is voluntarily participating in the Plan.
(f)This RSU grant and the Shares subject to the RSUs, and the income from and value of same, are an extraordinary item that do not constitute compensation of any kind for services of any kind rendered to the Company or its Subsidiaries (including, as applicable, the Employer) and which is outside the scope of Participant’s Service contract, if any.
(g)This RSU grant and the Shares subject to the RSUs, and the income from and value of same, are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, holiday pay, pension or retirement benefits or similar payments.
(h)The future value of the underlying Shares is unknown and cannot be predicted with certainty.
(i)Unless otherwise agreed with the Company in writing, the RSUs and the Shares subject to the RSUs, and the income and value of same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of a Subsidiary.
(j)For purposes of the RSUs, Participant’s Service will be considered terminated as of the date Participant is no longer actively providing services to the Company, the Employer or any Subsidiary of the Company (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s service or employment agreement, if any), and unless otherwise expressly provided in this Agreement or determined by the Company, Participant’s right to vest in the RSUs under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant employed or the terms of Participant’s service or employment agreement, if any). The Committee shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of the RSUs (including whether Participant may still be considered to be providing services while on a leave of absence).
(k)Neither the Company, the Employer nor any Subsidiary of the Company shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the RSUs or the subsequent sale of any Shares acquired upon settlement.
15.Translations. If Participant receives this Agreement or any other document or communication related to the Plan or this grant in a language other than English and the meaning in the translation is different than in the English version, the terms expressed in the English version will govern.

16.Insider Trading/Market Abuse Laws. Participant may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, including, but not limited to, Participant’s country, which may affect Participant’s ability to accept, acquire, sell, or otherwise dispose of Shares, rights to Shares (e.g., the RSUs) or rights linked to the value of Shares under the Plan during such times as Participant is considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdictions). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders Participant placed before Participant possessed inside information. Furthermore, Participant could be prohibited from (a) disclosing the inside information to any third party, and (b) “tipping” third parties or causing them otherwise to buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Neither the Company nor any Subsidiary will be responsible for such restrictions or liable for the failure on Participant’s part to know and abide by such restrictions. Participant should consult with a personal legal advisor to ensure compliance with local laws.
17.Regulatory, Tax and Foreign Assent/Account Reporting Requirements. Participant acknowledges that the laws of the country in which Participant is working at the time of grant, vesting or the sale of Shares received pursuant to this RSU grant (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject Participant to additional procedural or regulatory requirements that Participant is and will be solely responsible for and must fulfill. Depending upon the country to which laws Participant is subject, Participant may have certain foreign asset/account and/or tax reporting requirements that may affect Participant’s ability to acquire or hold Shares under the Plan or cash received from participating in the Plan (including from any dividends or dividend equivalents or sale proceeds arising from the sale of Shares) in a brokerage or bank account outside Participant’s country of residence. Participant’s country may require that Participant report such accounts, assets or transactions to the applicable authorities in Participant’s country. Participant also may be required to repatriate cash received from participating in the Plan to Participant’s country within a certain period of time after receipt. Participant is responsible for knowledge of and compliance with any such regulations and should speak with a personal tax, legal and financial advisors regarding same.
18.[To be inserted as applicable: Code Section 409A. For purposes of this Agreement, a termination of employment will be determined consistent with the rules relating to a “separation from service” as defined in Section 409A of the Internal Revenue Code and the regulations thereunder (“Section 409A”). Notwithstanding anything else provided herein, to the extent any payments provided under this RSU Agreement in connection with Participant’s termination of employment constitute deferred compensation subject to Section 409A, and Participant is deemed at the time of such termination of employment to be a “specified employee” under Section 409A, then such payment shall not be made or commence until the earlier of (i) the expiration of the six-month period measured from Participant’s separation from service from the Company or (ii) the date of Participant’s death following such a separation from service; provided, however, that such deferral shall only be effected to the extent required to avoid adverse tax treatment to Participant including, without limitation, the additional tax for which Participant would otherwise be liable under Section 409A(a)(1)(B) in the absence of such a deferral. To the extent any payment under this RSU Agreement may be classified as a “short-term deferral” within the meaning of Section 409A, such payment shall be deemed a short-term deferral, even if it may also qualify for an exemption from Section 409A under another provision of Section 409A. Payments pursuant to this section are intended to constitute separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations.]
***
By Participant’s signature and the signature of the Company’s representative on the Notice, or by Participant accepting this Agreement via the Company’s electronic acceptance procedure, Participant and the Company agree that this RSU is granted under and governed by the terms and conditions of the Plan, the Notice and this Agreement. Participant has reviewed the Plan, the Notice and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Notice and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and this Agreement. Participant further agrees to notify the Company upon any change in Participant’s residence address.

APPENDIX A

ADDITIONAL COUNTRY-SPECIFIC TERMS AND CONDITIONS OF THE DEXCOM, INC. AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN (RESTRICTED STOCK UNITS)

Terms and Conditions

This Appendix A includes additional terms and conditions that govern the RSUs granted to Participant under the Plan if Participant resides in one of the countries listed below. Capitalized terms used but not defined in this Appendix A are defined in the Plan and/or the Agreement, and have the meanings set forth therein.

If Participant is a citizen or resident of a country other than the one in which Participant is currently working and/or residing, transfers to another country after the Date of Grant, or is considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the special terms and conditions contained herein shall be applicable to Participant.

Notifications

This Appendix A also includes information regarding exchange controls and certain other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of November 2024. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information noted in this Appendix A as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date at the time that Participant vests in the RSUs or sells Shares acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of a particular result. Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws in Participant’s country may apply to Participant’s situation.

Finally, if Participant is a citizen or resident of a country other than the one in which Participant is currently working and/or residing, transfers employment after the Date of Grant, or is considered a resident of another country for local law purposes, the information contained herein may not be applicable to Participant, and the Company shall, in its discretion, determine to what extent the terms and conditions contained herein shall apply.

CANADA

Terms and Conditions

RSUs Settled in Shares Only

Notwithstanding any discretion contained in the Plan, or any provision in the Agreement to the contrary, RSUs shall be paid in Shares only and do not provide any right for Participant to receive a cash payment.

Termination

The following provision replaces the subsection (j) of the Nature of Grant section of the Agreement:

Subject to the terms of the Notice, if Participant’s Service terminates for any reason, all unvested RSUs shall be forfeited to the Company forthwith, and all rights of Participant to such RSUs and the underlying Shares (if any) shall immediately terminate. For the avoidance of doubt, Participant shall not be entitled to any compensation for the loss of any rights or opportunities under the Plan other than as provided for herein. Notwithstanding the definition of “Service” in the Plan, for purposes of the RSUs, the termination of Participant’s Service with the Company or the Employer will be considered to occur on the date that is the earliest of (i) the date on which Participant’s Service is terminated or (ii) the date Participant receives written notice of termination of Service from the Employer, in all cases regardless of any notice period, pay in lieu of such notice or related payments or damages provided or required to be provided under local law (including, but not limited to, statutory law, regulatory law and/or common law). For greater certainty, Participant will not earn or be entitled to any pro-rated vesting for that portion of time before the date on which Participant’s right to vest terminates, nor will Participant be entitled to any compensation for lost vesting. Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued vesting during a statutory notice period, Participant acknowledges that Participant’s right to vest in the RSUs under the Plan, if any, will terminate effective as of the last day of Participant’s minimum statutory notice period, but Participant will not earn or be entitled to pro-rated vesting if an applicable vesting date falls after the end of Participant’s statutory notice period, nor will Participant be entitled to any compensation for lost vesting.

The following provisions shall apply if Participant is a resident of Quebec:

Data Privacy Notice and Consent

This provision supplements the Data Privacy section of the Agreement:

Participant hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. Participant further authorizes the Company and the Employer to disclose and discuss his or her participation in the Plan with their advisors. Finally, Participant authorizes the Company and the Employer to record such information and to keep such information in his or her employee file.

GERMANY

Notifications

Exchange Control Information

Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank (Bundesbank). If Participant is a German resident and he or she makes or receives a payment in excess of this amount in connection with Participant’s participation in the Plan, Participant must report the payment to Bundesbank electronically using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available via Bundesbank’s website (www.bundesbank.de). In addition, Participant may be required to report the acquisition of securities (e.g., Shares) to the Bundesbank via email or telephone if the value of the securities acquired exceeds €12,500. Participant is responsible for complying with applicable reporting requirements and should consult with a personal legal advisor to ensure compliance.

MALAYSIA

Notifications

Director Notification Obligation

If Participant is a director of a Malaysian Subsidiary, Participant is subject to certain notification requirements under the Malaysian Companies Act. Among these requirements is an obligation to notify the Malaysian Subsidiary in writing when Participant receives or disposes of an interest (e.g., RSUs or Shares) in the Company or any Subsidiary. Such notifications must be made within 14 days of receiving or disposing of any interest in the Company or any Subsidiary. Participant is responsible for complying with applicable reporting requirements and should consult with a personal legal advisor to ensure compliance.

NETHERLANDS

Notifications

Insider-Trading Notification

Participant should be aware of the Dutch insider-trading rules, which may impact the sale of Shares issued to Participant at vesting and settlement of the RSUs. In particular, Participant may be prohibited from effectuating certain transactions involving Shares if Participant has inside information about the Company. If Participant is uncertain whether the insider-trading rules apply to Participant, Participant should consult his or her personal legal advisor.

SWEDEN

Terms and Conditions

Withholding Taxes

The following provision supplements the Withholding Taxes section of the Agreement:

Without limiting the Company’s and any Subsidiary’s authority to satisfy their withholding obligations for Tax-Related Items as set forth in Section 2 of the Agreement, in accepting the grant of the RSUs, Participant authorizes the Company and/or a Subsidiary to withhold Shares or to sell Shares otherwise deliverable to Participant upon vesting/settlement to satisfy Tax-Related Items, regardless of whether the Company and/or the Subsidiary have an obligation to withhold such Tax-Related Items.

SWITZERLAND

Notifications

Securities Law Notification

Neither this document nor any other materials relating to the RSUs constitute a prospectus according to article 35 et seq. of the Swiss Federal Act on Financial Services (“FinSA”), and neither this document nor any other materials relating to the RSUs may be publicly distributed nor otherwise made publicly available in Switzerland to any person other than an employee of the Company. Neither this document nor any other offering or marketing material relating to the RSUs have been or will be filed with, or approved or supervised by, any Swiss reviewing body according to article 51 FinSA or any Swiss regulatory authority (in particular, the Swiss Financial Market Supervisory Authority (FINMA)).

UNITED KINGDOM

Terms and Conditions

Withholding Taxes

This provision supplements the Withholding Taxes section of the Agreement:

Without limitation to the Withholding Taxes section of the Agreement, Participant hereby agrees that Participant is liable for all Tax-Related Items and hereby covenants to pay all such Tax-related Items, as and when requested by the Company or the Employer, as applicable, or by HM Revenue & Customs (“HMRC”) (or any other relevant authority). Participant also hereby agrees to indemnify and keep indemnified the Company and the Employer, as applicable, against any Tax-Related Items that they are required to pay or withhold or have paid or will pay on Participant’s behalf to HMRC (or any other relevant authority). If payment or withholding of the Tax-Related Items (including the Employer's Liability, as defined below) is not made within 90 days of the end of the UK tax year in which an event giving rise to Tax-Related Items occurs (the "Due Date") or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003, the amount of any uncollected Tax-Related Items will constitute a loan owed by Participant to the Employer, effective on the Due Date. Participant agrees that the loan will bear interest at the then-current Official Rate of HMRC, it will be immediately due and repayable, and the Company or the Employer may recover it at any time thereafter by any of the means referred to in the Withholding Taxes section of the Agreement. Participant also authorizes the Company to delay the issuance of Shares to Participant unless and until the loan is repaid.

Notwithstanding the foregoing, if Participant is a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), Participant will not be eligible for such a loan to cover the Tax-Related Items. In the event that Participant is a director or executive officer and the Tax-Related Items are not collected from or paid by Participant by the Due Date, the amount of any uncollected Tax-Related Items will constitute a benefit to Participant on which additional income tax and national insurance contributions (including the Employer's Liability, as defined below) will be payable. Participant will be responsible for reporting and paying any income tax and national insurance contributions (including the Employer's Liability, as defined below) due on this additional benefit directly to HMRC under the self-assessment regime.

Joint Election/recoverability of employer national insurance contributions

As a condition of Participant’s participation in the Plan and the vesting of the RSUs (if any), Participant agrees to accept any liability for secondary Class 1 national insurance contributions (the "Employer's Liability") which may be payable by the Company and/or the Employer in connection with the RSUs and any event giving rise to Tax- Related Items. To accomplish the foregoing, Participant agrees to execute a joint election with the Company and/or the Employer (the "Election"), the form of such Election being formally approved by HMRC, and/or any other agreements, consents or elections required to accomplish the transfer of the Employer's Liability to Participant. Participant further agrees to execute such other joint elections, other agreements, consents or elections (the “Other Agreement(s)”) as may be required by the Company and/or the Employer between Participant and the Company, any successor to the Company and/or the Employer in order to transfer the Employer’s Liability to Participant or in order to provide for the reimbursement of the Employer’s Liability by Participant to the Company and/or the Employer.

If Participant does not enter into the Election when Participant accepts the Agreement, if the Election is revoked and/or abolished at any time by HMRC or if Participant fails to enter into any Other Agreement as required by the Company, any successor to the Company and/or the Employer, the Company may choose, in its sole discretion, not to allow Participant to vest in the RSUs and they will cease to vest, become null and void, and no Shares will be acquired under the Plan, without any liability to the Company, the Employer and/or any Subsidiary. Participant further agrees that the Company and/or the Employer may collect the Employer's Liability by any of the means set forth in the Withholding Taxes section of the Agreement.

For the avoidance of doubt, this requirement will apply to all Participants that work in the U.K. during any period from grant through the vesting date of the RSUs regardless of whether Participant was in the U.K. at the time of grant or vesting.

UNITED STATES

Terms and Conditions

This provision supplements the Tax Consequences provision of the Agreement:

Upon vesting of the RSU, Participant will include in income the fair market value of the Shares subject to the RSU. The included amount will be treated as ordinary income by Participant and will be subject to withholding by the Company when required by applicable law. Upon disposition of the Shares, any subsequent increase or decrease in value will be treated as short-term or long-term capital gain or loss, depending on whether the Shares are held for more than one year from the date of settlement. Further, an RSU may be considered a deferral of compensation that may be subject to Section 409A of the Code. Section 409A of the Code imposes special rules to the timing of making and effecting certain amendments of this RSU with respect to distribution of any deferred compensation. Participant should consult with a personal tax advisor for information on the actual and potential tax consequences of this RSU.

DEXCOM, INC.
AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN
NOTICE OF RESTRICTED STOCK UNIT AWARD
GRANT NUMBER: _____________
Unless otherwise defined herein, the terms defined in the DexCom, Inc. (the “Company”) Amended and Restated 2015 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Restricted Stock Unit Award (the “Notice”).

Name: _________________________
Address: _______________________
Address 2: _____________________
City, State Zip: __________________

You (“Participant”) have been granted an award of Restricted Stock Units (“RSUs”) under the Plan subject to the terms and conditions of the Plan, this Notice and the attached Award Agreement (Restricted Stock Units) (hereinafter “RSU Agreement”).

Number of RSUs: ______________

Date of Grant: _________________

Vesting Commencement Date: _______________

Expiration Date:	The date on which settlement of all RSUs granted hereunder occurs, with earlier expiration upon the Termination Date.

Vesting Schedule:	Subject to the limitations set forth in this Notice, the Plan and the RSU Agreement, the RSUs will vest in accordance with the following schedule:

Shares	Vest Date/Performance Conditions

You understand that your employment or consulting relationship or service with the Company or the relevant Subsidiary is for an unspecified duration, can be terminated at any time (i.e., is “at-will”) other than as required by applicable local law, and that nothing in this Notice, the RSU Agreement or the Plan changes the nature of that relationship nor shall create an employment or consulting relationship with the Company by virtue of this Notice or your participation in the Plan.
You acknowledge that the vesting of the RSUs pursuant to this Notice is earned only by continuing service as an Employee, Director or Consultant of the Company or the relevant Subsidiary (as applicable). You also understand that this Notice is subject to the terms and conditions of both the RSU Agreement and the Plan, both of which are incorporated herein by reference.

Data Privacy Statement:
By signing below you confirm that you have read this Notice, the RSU Agreement and the Plan, you agree to be bound by them and you freely and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Notice, the RSU Agreement and any other Restricted Stock Unit Award grant materials by the Company, its affiliates and Subsidiaries (including your employer), and any third parties assisting in the implementation, administration and management of the Plan, for the exclusive purpose of implementing, administering and managing your participation in the Plan.
You understand that the Company, its Subsidiaries (including your employer) may collect, hold, process, disclose and transfer certain personal data about you. For the purposes of this Notice and the RSU Agreement, the term “Data” means certain personal and/or sensitive information about you, including, but not limited to, your name, home address and telephone/fax number, date of birth, social insurance number or other identification number, family size, marital status, gender, beneficiary information, emergency contacts, passport/visa information, salary and benefit information, personal bank account number, tax related information, tax identification number, nationality, job title, any Shares or directorships held in the Company, details of all RSUs or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor and any other information required by providers for the purpose of implementing, administering and managing the Plan.
You understand that Data will be transferred to E*TRADE Financial (“E*TRADE”) or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. You understand that the recipients of Data may be located in the United States or elsewhere, where you may not have the same rights under applicable data protection and privacy law as in your home jurisdiction. You authorize the Company, E*TRADE and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer data, in electronic or other form, for the sole purpose of implementing, administering and managing your participation in the plan.
DEXCOM, INC.
By:

DEXCOM, INC.
AWARD AGREEMENT (RESTRICTED STOCK UNITS) TO THE
DEXCOM, INC. AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN
Unless otherwise defined herein, the terms defined in the DexCom, Inc. (the “Company”) Amended and Restated 2015 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Award Agreement (Restricted Stock Units) (the “Agreement”).
You (“Participant”) have been granted Restricted Stock Units (“RSUs”) subject to the terms, restrictions and conditions of the Plan, the Notice of Restricted Stock Unit Award (the “Notice”) and this Agreement.
1.Settlement. Settlement of RSUs shall be made within the earlier of (i) 90 days following the applicable date of vesting under the vesting schedule or (ii) March 15 of the year following the year of vesting as set forth in the Notice. Settlement of RSUs shall be in Shares.
2.Withholding Taxes. Regardless of any action the Company and/or Participant’s employer(s) (the "Employer") take with respect to any foreign, federal, state, or local income tax, social insurance (including if permissible under local law, any statutory employer’s contribution to social insurance), national insurance contributions, payroll tax, payment on account, or other tax-related withholding with respect to this Agreement, as a result of Participant’s participation in the Plan and/or any aspect of the RSUs ("Tax-Related Items"), Participant agrees and acknowledges that the ultimate liability for all Tax-Related Items is the responsibility of Participant and that the Company and/or the Employer:
•are not making any representations and are not committing to take any actions regarding any Tax-Related Items, including, but not limited to, the grant of the RSUs, the vesting of the RSUs, the delivery of Shares upon vesting of the RSUs, the subsequent sale of Shares acquired upon vesting of the RSUs, and the receipt of any dividends; and
•do not commit to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate your liability for Tax-Related Items.
Before any Tax-Related Items become due, Participant will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy those Tax-Related Items. If permissible under local law, Participant authorizes the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by or due with respect to and/or on behalf of Participant by one or a combination of the following:
(a)    withholding from the Shares to be issued, the number of Shares having a fair market value (determined on the date that the amount of tax to be withheld is determined) equal to the amount required to be withheld for Tax-Related Items, or
(b)    arranging to have sold on Participant’s behalf through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) a sufficient number of Shares that is equal to the amount required to be withheld for Tax-Related Items. The Company shall arrange to sell or withhold a whole number of shares to satisfy the minimum tax withholding obligation, and to the extent that any tax obligation balance remains, such amount shall be withheld from your following payroll cycle.
If the obligation for Tax-Related Items is satisfied by withholding a number of Shares as described herein, Participant will be deemed to have been issued the full number of Shares to which Participant is entitled pursuant to the vesting of the RSUs even though a portion of those Shares will be withheld for the purpose of satisfying the Tax-Related Items.
Further, if Participant has relocated to a different jurisdiction between the date of grant and the date of any taxable event, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Finally, Participant will pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan or any aspect of the RSUs that cannot be satisfied by any of the means described in the preceding paragraph. The Company may refuse to deliver Shares to Participant if Participant fails to meet his/her obligations for the Tax-Related Items, as described herein.
3.No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested RSUs, Participant shall have no ownership of the Shares allocated to the RSUs and shall have no right to dividends or to vote from such Shares.
4.Dividend Equivalents. If dividends are declared and paid on Shares, dividend equivalent payments, if any (whether in cash or Shares), shall be credited to Participant at such time as Shares as issued in settlement of vested RSUs. Such dividend equivalent payments shall have the same vesting requirements as the underlying RSUs.
5.No Transfer. The RSUs and any interest therein shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of.
6.Termination. Subject to the terms of the Notice, if Participant’s service terminates for any reason, all unvested RSUs shall be forfeited to the Company forthwith, and all rights of Participant to such RSUs shall immediately terminate. For the avoidance of doubt, Participant shall not be entitled to any compensation for the loss of any rights or opportunities under the Plan other than as provided for herein. In case of any dispute as to whether Termination has occurred, the Committee shall have sole discretion to determine whether such Termination has occurred and the effective date of such Termination.
7.Tax Consequences. Participant acknowledges that there will be tax consequences upon settlement of the RSUs or disposition of the Shares, if any, received in connection therewith, and Participant should consult a tax adviser regarding Participant’s tax obligations prior to such settlement or disposition. You should consult your personal tax advisor for information on the actual and potential tax consequences of this RSU.
8.Acknowledgement. The Company and Participant agree that the RSUs are granted under and governed by the Notice, this Agreement and the provisions of the Plan. Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice.
9.Country-Specific Terms and Conditions. Participant’s participation in the Plan will be subject to any special terms and conditions set forth in Appendix A to this Agreement (“Appendix A”) for Participant’s country of residence, if any. Appendix A constitutes part of this Agreement.
Moreover, if Participant relocates to another country, any special terms and conditions applicable to RSUs granted in such country may apply to Participant to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan.
In addition, the Company reserves the right to impose other requirements on the RSUs and any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
10.Entire Agreement; Enforcement of Rights. This Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

11.Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Shares may be listed or quoted at the time of such issuance or transfer.
12.Governing Law Severability. If one or more provisions of this Agreement (including the Appendix) are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, U.S.A, without giving effect to principles of conflicts of law.
13.No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Participant’s service, for any reason, with or without cause, subject to compliance with applicable local laws.
14.Recipient Data Privacy. Through Participant’s acceptance of this grant, Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal and/or sensitive data as described in this document by and among, as applicable, the Company, its affiliates and its subsidiaries for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that the Company holds certain personal and/or sensitive information about him or her, including, but not limited to, his or her name, home address and telephone/fax number, date of birth, social insurance number or other identification number, family size, marital status, gender, beneficiary information, emergency contacts, passport/visa information, salary and benefit information, personal bank account number, tax related information, tax identification number, nationality, job title, any Shares or directorships held in the Company, details of all RSUs or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor and any other information required by providers for the purpose of implementing, administering and managing the Plan (“Data”). Participant also understands and unambiguously consents to the fact that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in Participant’s country or elsewhere, and that Participant’s country may have different data privacy laws and protections than the laws in the recipient's country. Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom Participant may elect to deposit any Shares acquired. Participant understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Participant understands, however, that refusing or withdrawing his or her consent may affect his or her ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.
15.Nature of Grant.
(a)By acknowledging and accepting this RSU grant, Participant agrees that the granting of this RSU is completely at the discretion of the Committee pursuant to the Plan, that Participant does not expect that future awards will be granted under the Plan, or any other plan, and that Participant waives any claim for losses under the Agreement of the Plan in connection with termination of employment.

(b)The RSU grant is non-transferrable and non-assignable.
(c)The Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Board at any time.
(d)The grant of this award is voluntary and occasional and does not create any contractual or other right to receive future grants of awards, or benefits in lieu of awards, even if awards have been granted repeatedly in the past.
(e)Participant is voluntarily participating in the Plan.
(f)This RSU grant is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or its affiliates (including, as applicable, Participant’s employer) and which is outside the scope of Participant’s employment contract, if any.
(g)This RSU grant is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.
(h)The future value of the underlying Shares is unknown and cannot be predicted with certainty.
(i)For the purposes of this Agreement, termination of service shall be the last day of active service provided by Participant to the Company or one of its affiliates and such period shall not be extended by any notice of termination or similar period including any period of garden leave.
16.Translations. If Participant receives this Agreement or any other document or communication related to the Plan or this grant in a language other than English and the meaning in the translation is different than in the English version, the terms expressed in the English version will govern.
17.Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the RSUs and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with any applicable law or facilitate the administration of the Plan. Participant agrees to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Furthermore, Participant acknowledges that the laws of the country in which Participant is working at the time of grant, vesting or the sale of Shares received pursuant to this RSU grant (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject Participant to additional procedural or regulatory requirements that Participant is and will be solely responsible for and must fulfill.
By your signature and the signature of the Company’s representative on the Notice, Participant and the Company agree that this RSU is granted under and governed by the terms and conditions of the Plan, the Notice and this Agreement. Participant has reviewed the Plan, the Notice and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Notice and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and this Agreement. Participant further agrees to notify the Company upon any change in Participant’s residence address.

APPENDIX A
ADDITIONAL COUNTRY-SPECIFIC TERMS AND CONDITIONS OF THE DEXCOM, INC. AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN (RESTRICTED STOCK UNITS)
Terms and Conditions
This Appendix A includes additional terms and conditions that govern the RSUs granted to you under the Plan if you reside in one of the countries listed below. Capitalized terms used but not defined in this Appendix A are defined in the Plan and/or the Agreement, and have the meanings set forth therein.
Notifications
This Appendix A also includes information regarding exchange controls and certain other issues of which you should be aware with respect to your participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of August 2017. Such laws are often complex and change frequently. As a result, the Company strongly recommends that you not rely on the information noted in this Appendix A as the only source of information relating to the consequences of your participation in the Plan because the information may be out of date at the time that you vest in the RSUs or sell Shares acquired under the Plan.
In addition, the information contained herein is general in nature and may not apply to your particular situation, and the Company is not in a position to assure you of a particular result. Accordingly, you are advised to seek appropriate professional advice as to how the relevant laws in your country may apply to your situation.
Finally, if you are a citizen or resident of a country other than the one in which you are currently working, transfer employment after the grant date, or are considered a resident of another country for local law purposes, the information contained herein may not be applicable to you, and the Company shall, in its discretion, determine to what extent the terms and conditions contained herein shall apply.
CANADA
Terms and Conditions
RSUs Settled in Shares Only
Notwithstanding any discretion contained in the Plan, or any provision in the Agreement to the contrary, RSUs shall be paid in Shares only and do not provide any right for Participant to receive a cash payment.
The following provisions shall apply if Participant is a resident of Quebec:
Language Consent
The Parties acknowledge that it is their express wish that the Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.
Les Parties reconnaissent avoir exigé la rédaction en anglais de cette convention, ainsi que de tous documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à la présente convention.
Data Privacy Notice and Consent
This provision supplements the Data Privacy section of the Agreement:

Participant hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. Participant further authorizes the Company and the Employer to disclose and discuss his or her participation in the Plan with their advisors. Finally, Participant authorizes the Company and the Employer to record such information and to keep such information in his or her employee file.
GERMANY
Notifications
Exchange Control Information
Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank. If Participant uses a German bank to transfer a cross-border payment in excess of €12,500 in connection with the sale of Shares acquired under the Plan, the bank will make the report for him or her. In addition, Participant must report any receivables, payables, or debts in foreign currency exceeding an amount of €5,000,000 on a monthly basis.
NETHERLANDS
Notifications
Insider-Trading Notification
Participant should be aware of the Dutch insider-trading rules, which may impact the sale of Shares issued to Participant at vesting and settlement of the RSUs. In particular, Participant may be prohibited from effectuating certain transactions involving Shares if Participant has inside information about the Company. If Participant is uncertain whether the insider-trading rules apply to Participant, Participant should consult his or her personal legal advisor.
SWEDEN
There are no country-specific provisions.
SWITZERLAND
There are no country-specific provisions.
UNITED KINGDOM
Terms and Conditions
Withholding Taxes
This provision supplements the Withholding Taxes section of the Agreement:
If payment or withholding of the Tax-Related Items (including the Employer's Liability, as defined below) is not made within 90 days of the end of the UK tax year in which vesting occurs (the "Due Date") or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003, the amount of any uncollected Tax-Related Items will constitute a loan owed by Participant to the Employer, effective on the Due Date. Participant agrees that the loan will bear interest at the then-current Official Rate of Her Majesty's Revenue and Customs ("HMRC"), it will be immediately due and repayable, and the Company or the Employer may recover it at any time thereafter by any of the means referred to in the Withholding Taxes section of the Agreement. Participant also authorizes the Company to delay the issuance of Shares to Participant unless and until the loan is repaid.

Notwithstanding the foregoing, if Participant is a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), Participant will not be eligible for such a loan to cover the Tax-Related Items. In the event that Participant is a director or executive officer and the Tax-Related Items are not collected from or paid by Participant by the Due Date, the amount of any uncollected Tax-Related Items will constitute a benefit to Participant on which additional income tax and national insurance contributions (including the Employer's Liability, as defined below) will be payable. Participant will be responsible for reporting and paying any income tax and national insurance contributions (including the Employer's Liability, as defined below) due on this additional benefit directly to HMRC under the self-assessment regime.
Joint Election/recoverability of employer national insurance contributions
As a condition of Participant’s participation in the Plan and the vesting of the RSUs (, Participant agrees to accept any liability for secondary Class 1 national insurance contributions (the "Employer's Liability") which may be payable by the Company and/or the Employer in connection with the RSUs and any event giving rise to Tax-Related Items. To accomplish the foregoing, Participant agrees to execute a joint election with the Company and/or the Employer (the "Election"), the form of such Election being formally approved by HMRC, and/or any other agreements, consents or elections required to accomplish the transfer of the Employer's Liability to Participant. Participant further agrees to execute such other joint elections, other agreements, consents or elections (the “Other Agreement(s)”) as may be required by the Company and/or the Employer between Participant and the Company, any successor to the Company and/or the Employer in order to transfer the Employer’s Liability to Participant or in order to provide for the reimbursement of the Employer’s Liability by Participant to the Company and/or the Employer.
If Participant does not enter into the Election when Participant accepts the Agreement, if the Election is revoked and/or abolished at any time by HMRC or if Participant fails to enter into any Other Agreement as required by the Company, any successor to the Company and/or the Employer, the Company may choose, in its sole discretion, not to allow Participant to vest in the RSUs and they will cease to vest, become null and void, and no Shares will be acquired under the Plan, without any liability to the Company, the Employer and/or any Affiliate. Participant further agrees that the Company and/or the Employer may collect the Employer's Liability by any of the means set forth in the Withholding Taxes section of the Agreement.
For the avoidance of doubt, this requirement will apply to all Participants that work in the U.K. during any period from grant through the vesting date of the RSUs regardless of whether Participant was in the U.K. at the time of grant.
UNITED STATES
Terms and Conditions
This provision supplements the Tax Consequences provision of the Agreement:
Upon vesting of the RSU, Participant will include in income the fair market value of the Shares subject to the RSU. The included amount will be treated as ordinary income by Participant and will be subject to withholding by the Company when required by applicable law. Upon disposition of the Shares, any subsequent increase or decrease in value will be treated as short-term or long-term capital gain or loss, depending on whether the Shares are held for more than one year from the date of settlement. Further, an RSU may be considered a deferral of compensation that may be subject to Section 409A of the Code. Section 409A of the Code imposes special rules to the timing of making and effecting certain amendments of this RSU with respect to distribution of any deferred compensation. You should consult your personal tax advisor for information on the actual and potential tax consequences of this RSU.

DEXCOM, INC.
AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN
NOTICE OF RESTRICTED STOCK UNIT AWARD
GRANT NUMBER: _____________
Unless otherwise defined herein, the terms defined in the DexCom, Inc. (the “Company”) Amended and Restated 2015 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Restricted Stock Unit Award (the “Notice”).

Name: _________________________
Address: _______________________
Address 2: _____________________
City, State Zip: __________________

You (“Participant”) have been granted an award of Restricted Stock Units (“RSUs”) under the Plan subject to the terms and conditions of the Plan, this Notice and the attached Award Agreement (Restricted Stock Units) (hereinafter “RSU Agreement”).

Number of RSUs: ______________

Date of Grant: _________________

Vesting Commencement Date: _______________

Expiration Date:	The date on which settlement of all RSUs granted hereunder occurs, with earlier expiration upon the Termination Date.

Vesting Schedule:	Subject to the limitations set forth in this Notice, the Plan and the RSU Agreement, the RSUs will vest in accordance with the following schedule:

Shares	Vest Date/Performance Conditions

Vesting Acceleration:    Notwithstanding the foregoing Vesting Schedule, if the Participant is subject to a Qualifying Termination (as defined below) during a Change in Control Period (as defined below), then, subject to Participant’s delivery to the Company of a general release (in a form prescribed by the Company) of all known and unknown claims that Participant may then have against the Company or persons affiliated with the Company (the “Release”), and satisfaction of all conditions to make the Release effective, within sixty (60) days following Participant’s Qualifying Termination (such sixty (60) day period, the “Release Period”), the then-unvested RSUs shall accelerate and become vested and settled with respect to 100% of the shares subject thereto.

The accelerated vesting described above shall be effective as of the Qualifying Termination, subject to delivery of the effective Release; provided, that, if the Qualified Termination occurs prior to the Change in Control (as defined below), then any unvested portion of Participant’s RSUs will remain outstanding for three (3) months following the Qualifying Termination (provided that in no event will the RSUs remain outstanding beyond the tenth anniversary of the Date of Grant). In the event that the proposed Change in Control is terminated without having been completed, any unvested portion of Participant’s RSUs automatically will be forfeited.
Notwithstanding any other provision in the Plan, the Notice or this Agreement to the contrary, if the successor or acquiring corporation (if any) of the Company refuses to assume, convert, replace or substitute the unvested RSUs in connection with a Corporate Transaction (as defined in the Plan) as provided in Section 21.1 of the Plan, then such RSUs shall accelerate and become vested and settled with respect to 100% of the shares subject thereto effective immediately prior to the Change in Control.
“Cause” means (i) the Participant has been convicted of, or has pleaded guilty or nolo contendere to, any felony or crime involving moral turpitude, (ii) the Participant has (X) engaged in willful misconduct which is injurious to the Company or materially failed or refused to perform the material duties lawfully and reasonably assigned to the Participant or has performed such material duties with gross negligence or (Y) breached any material term or condition of this Plan, the Participant’s Employee Proprietary Information and Inventions Agreement with the Company, any written Company policy or the Company’s written code of conduct that has been made available to Participant prior to such breach or any other material agreement with the Company, in any case after written notice by the Company of such misconduct, performance issue, gross negligence or breach of terms or conditions and an opportunity to cure within thirty (30) days of such written notice thereof from the Company, unless such misconduct, performance issue, gross negligence or breach is, by its nature, not curable, or (iii) the Participant has committed any act of fraud, theft, embezzlement, misappropriation of funds, breach of fiduciary duty or other willful act of material dishonesty against the Company that results in material harm to the Company.

“Change in Control” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities; or (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation, provided that the transaction or series of transactions pursuant to subsections (i), (ii) or (iii) also qualifies as a “change in control event” under U.S. Treasury Regulation 1.409A-3(i)(5).
“Change in Control Period” means the period commencing three (3) months prior to a Change in Control (only if after a Potential Change in Control) and ending twelve (12) months following a Change in Control.
“Disability” has the meaning set forth in Section 22(e)(3) of the Code.
“Good Reason” means the occurrence of any of the following events or conditions, without Participant’s express written consent:
(i)a material reduction in Participant’s base salary as an employee of the Company;
(ii)a material reduction in the Participant’s duties, responsibilities or authority at the Company; or
(iii)a change in the geographic location at which Participant must perform services that results in an increase in the one-way commute of Participant by more than 50 miles.
With respect to each of subsection (i), (ii), and (iii) above, Participant must provide notice to the Company of the condition giving rise to “Good Reason” within one hundred twenty (120) days of Participant’s knowledge of the existence of such condition, and the Company will have thirty (30) days following such notice to remedy such condition. Participant must resign Participant’s employment no later than thirty (30) days following expiration of the Company’s thirty (30) day cure period.
“Potential Change in Control” means the date of execution of a definitive agreement providing for a Change in Control if such transaction is consummated.
“Qualifying Termination” means a termination of employment resulting from (i) a termination by the Company of the Participant’s employment for any reason other than Cause, death or Disability, and (ii) if upon or within (12) months following a Change in Control, a voluntary resignation by the Participant of his or her employment for Good Reason. Termination due to Participant’s death or Participant’s Disability will in no event constitute a Qualifying Termination.

You understand that your employment or consulting relationship or service with the Company or the relevant Subsidiary is for an unspecified duration, can be terminated at any time (i.e., is “at-will”) other than as required by applicable local law, and that nothing in this Notice, the RSU Agreement or the Plan changes the nature of that relationship nor shall create an employment or consulting relationship with the Company by virtue of this Notice or your participation in the Plan.
You acknowledge that the vesting of the RSUs pursuant to this Notice is earned only by continuing service as an Employee, Director or Consultant of the Company or the relevant Subsidiary (as applicable).
You also understand that this Notice is subject to the terms and conditions of both the RSU Agreement and the Plan, both of which are incorporated herein by reference.
Data Privacy Statement:
By signing below you confirm that you have read this Notice, the RSU Agreement and the Plan, you agree to be bound by them and you freely and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Notice, the RSU Agreement and any other Restricted Stock Unit Award grant materials by the Company, its affiliates and Subsidiaries (including your employer), and any third parties assisting in the implementation, administration and management of the Plan, for the exclusive purpose of implementing, administering and managing your participation in the Plan.
You understand that the Company, its Subsidiaries (including your employer) may collect, hold, process, disclose and transfer certain personal data about you. For the purposes of this Notice and the RSU Agreement, the term “Data” means certain personal and/or sensitive information about you, including, but not limited to, your name, home address and telephone/fax number, date of birth, social insurance number or other identification number, family size, marital status, gender, beneficiary information, emergency contacts, passport/visa information, salary and benefit information, personal bank account number, tax related information, tax identification number, nationality, job title, any Shares or directorships held in the Company, details of all RSUs or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor and any other information required by providers for the purpose of implementing, administering and managing the Plan.
You understand that Data will be transferred to E*TRADE Financial (“E*TRADE”) or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. You understand that the recipients of Data may be located in the United States or elsewhere, where you may not have the same rights under applicable data protection and privacy law as in your home jurisdiction. You authorize the Company, E*TRADE and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer data, in electronic or other form, for the sole purpose of implementing, administering and managing your participation in the plan.
DEXCOM, INC.
By:

DEXCOM, INC.
AWARD AGREEMENT (RESTRICTED STOCK UNITS) TO THE
DEXCOM, INC. AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN
Unless otherwise defined herein, the terms defined in the DexCom, Inc. (the “Company”) Amended and Restated 2015 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Award Agreement (Restricted Stock Units) (the “Agreement”).
You (“Participant”) have been granted Restricted Stock Units (“RSUs”) subject to the terms, restrictions and conditions of the Plan, the Notice of Restricted Stock Unit Award (the “Notice”) and this Agreement.
1.Settlement. Settlement of RSUs shall be made within the earlier of (i) 90 days following the applicable date of vesting under the vesting schedule or (ii) March 15 of the year following the year of vesting as set forth in the Notice. Settlement of RSUs shall be in Shares.
2.Withholding Taxes. Regardless of any action the Company and/or Participant’s employer(s) (the “Employer”) take with respect to any foreign, federal, state, or local income tax, social insurance (including if permissible under local law, any statutory employer’s contribution to social insurance), national insurance contributions, payroll tax, payment on account, or other tax-related withholding with respect to this Agreement, as a result of Participant’s participation in the Plan and/or any aspect of the RSUs (“Tax-Related Items”), Participant agrees and acknowledges that the ultimate liability for all Tax-Related Items is the responsibility of Participant and that the Company and/or the Employer:
•are not making any representations and are not committing to take any actions regarding any Tax- Related Items, including, but not limited to, the grant of the RSUs, the vesting of the RSUs, the delivery of Shares upon vesting of the RSUs, the subsequent sale of Shares acquired upon vesting of the RSUs, and the receipt of any dividends; and
•do not commit to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate your liability for Tax-Related Items.
Before any Tax-Related Items become due, Participant will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy those Tax-Related Items. If permissible under local law, Participant authorizes the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by or due with respect to and/or on behalf of Participant by one or a combination of the following:
(a)withholding from the Shares to be issued, the number of Shares having a fair market value (determined on the date that the amount of tax to be withheld is determined) equal to the amount required to be withheld for Tax-Related Items, or
(b)arranging to have sold on Participant’s behalf through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) a sufficient number of Shares that is equal to the amount required to be withheld for Tax-Related Items. The Company shall arrange to sell or withhold a whole number of shares to satisfy the minimum tax withholding obligation, and to the extent that any tax obligation balance remains, such amount shall be withheld from your following payroll cycle.
If the obligation for Tax-Related Items is satisfied by withholding a number of Shares as described herein, Participant will be deemed to have been issued the full number of Shares to which Participant is entitled pursuant to the vesting of the RSUs even though a portion of those Shares will be withheld for the purpose of satisfying the Tax-Related Items.
Further, if Participant has relocated to a different jurisdiction between the date of grant and the date of any taxable event, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Finally, Participant will pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan or any aspect of the RSUs that cannot be satisfied by any of the means described in the preceding paragraph. The Company may refuse to deliver Shares to Participant if Participant fails to meet his/her obligations for the Tax-Related Items, as described herein.
3.No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested RSUs, Participant shall have no ownership of the Shares allocated to the RSUs and shall have no right to dividends or to vote from such Shares.
4.Dividend Equivalents. If dividends are declared and paid on Shares, dividend equivalent payments, if any (whether in cash or Shares), shall be credited to Participant at such time as Shares as issued in settlement of vested RSUs. Such dividend equivalent payments shall have the same vesting requirements as the underlying RSUs.
5.No Transfer. The RSUs and any interest therein shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of.
6.Termination. Subject to the terms of the Notice, if Participant’s service terminates for any reason, all unvested RSUs shall be forfeited to the Company forthwith, and all rights of Participant to such RSUs shall immediately terminate. For the avoidance of doubt, Participant shall not be entitled to any compensation for the loss of any rights or opportunities under the Plan other than as provided for herein. In case of any dispute as to whether Termination has occurred, the Committee shall have sole discretion to determine whether such Termination has occurred and the effective date of such Termination.
7.Tax Consequences. Participant acknowledges that there will be tax consequences upon settlement of the RSUs or disposition of the Shares, if any, received in connection therewith, and Participant should consult a tax adviser regarding Participant’s tax obligations prior to such settlement or disposition. You should consult your personal tax advisor for information on the actual and potential tax consequences of this RSU.
8.Acknowledgement. The Company and Participant agree that the RSUs are granted under and governed by the Notice, this Agreement and the provisions of the Plan. Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice.
9.Country-Specific Terms and Conditions. Participant’s participation in the Plan will be subject to any special terms and conditions set forth in Appendix A to this Agreement (“Appendix A”) for Participant’s country of residence, if any. Appendix A constitutes part of this Agreement.
Moreover, if Participant relocates to another country, any special terms and conditions applicable to RSUs granted in such country may apply to Participant to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan.
In addition, the Company reserves the right to impose other requirements on the RSUs and any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
10.Entire Agreement; Enforcement of Rights. This Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

11.Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Shares may be listed or quoted at the time of such issuance or transfer.
12.Governing Law Severability. If one or more provisions of this Agreement (including the Appendix) are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, U.S.A, without giving effect to principles of conflicts of law.
13.No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Participant’s service, for any reason, with or without cause, subject to compliance with applicable local laws.
14.Recipient Data Privacy. Through Participant’s acceptance of this grant, Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal and/or sensitive data as described in this document by and among, as applicable, the Company, its affiliates and its subsidiaries for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that the Company holds certain personal and/or sensitive information about him or her, including, but not limited to, his or her name, home address and telephone/fax number, date of birth, social insurance number or other identification number, family size, marital status, gender, beneficiary information, emergency contacts, passport/visa information, salary and benefit information, personal bank account number, tax related information, tax identification number, nationality, job title, any Shares or directorships held in the Company, details of all RSUs or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor and any other information required by providers for the purpose of implementing, administering and managing the Plan (“Data”). Participant also understands and unambiguously consents to the fact that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in Participant’s country or elsewhere, and that Participant’s country may have different data privacy laws and protections than the laws in the recipient’s country. Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom Participant may elect to deposit any Shares acquired. Participant understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Participant understands, however, that refusing or withdrawing his or her consent may affect his or her ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.
15.Nature of Grant.
(a)By acknowledging and accepting this RSU grant, Participant agrees that the granting of this RSU is completely at the discretion of the Committee pursuant to the Plan, that Participant does not expect that future awards will be granted under the Plan, or any other plan, and that Participant waives any claim for losses under the Agreement of the Plan in connection with termination of employment.

(b)The RSU grant is non-transferrable and non-assignable.
(c)The Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Board at any time.
(d)The grant of this award is voluntary and occasional and does not create any contractual or other right to receive future grants of awards, or benefits in lieu of awards, even if awards have been granted repeatedly in the past.
(e)Participant is voluntarily participating in the Plan.
(f)This RSU grant is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or its affiliates (including, as applicable, Participant’s employer) and which is outside the scope of Participant’s employment contract, if any.
(g)This RSU grant is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.
(h)The future value of the underlying Shares is unknown and cannot be predicted with certainty.
(i)For the purposes of this Agreement, termination of service shall be the last day of active service provided by Participant to the Company or one of its affiliates and such period shall not be extended by any notice of termination or similar period including any period of garden leave.
16.Translations. If Participant receives this Agreement or any other document or communication related to the Plan or this grant in a language other than English and the meaning in the translation is different than in the English version, the terms expressed in the English version will govern.
17.Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the RSUs and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with any applicable law or facilitate the administration of the Plan. Participant agrees to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Furthermore, Participant acknowledges that the laws of the country in which Participant is working at the time of grant, vesting or the sale of Shares received pursuant to this RSU grant (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject Participant to additional procedural or regulatory requirements that Participant is and will be solely responsible for and must fulfill.
By your signature and the signature of the Company’s representative on the Notice, Participant and the Company agree that this RSU is granted under and governed by the terms and conditions of the Plan, the Notice and this Agreement. Participant has reviewed the Plan, the Notice and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Notice and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and this Agreement. Participant further agrees to notify the Company upon any change in Participant’s residence address.

18.Code Section 409A. For purposes of this Agreement, a termination of employment will be determined consistent with the rules relating to a “separation from service” as defined in Section 409A of the Internal Revenue Code and the regulations thereunder (“Section 409A”). Notwithstanding anything else provided herein, to the extent any payments provided under this RSU Agreement in connection with Participant’s termination of employment constitute deferred compensation subject to Section 409A, and Participant is deemed at the time of such termination of employment to be a “specified employee” under Section 409A, then such payment shall not be made or commence until the earlier of (i) the expiration of the six-month period measured from Participant’s separation from service from the Company or (ii) the date of Participant’s death following such a separation from service; provided, however, that such deferral shall only be effected to the extent required to avoid adverse tax treatment to Participant including, without limitation, the additional tax for which Participant would otherwise be liable under Section 409A(a)(1)(B) in the absence of such a deferral. To the extent any payment under this RSU Agreement may be classified as a “short-term deferral” within the meaning of Section 409A, such payment shall be deemed a short-term deferral, even if it may also qualify for an exemption from Section 409A under another provision of Section 409A. Payments pursuant to this section are intended to constitute separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations.

APPENDIX A
ADDITIONAL COUNTRY-SPECIFIC TERMS AND CONDITIONS OF THE DEXCOM, INC. AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN (RESTRICTED STOCK UNITS)
Terms and Conditions
This Appendix A includes additional terms and conditions that govern the RSUs granted to you under the Plan if you reside in one of the countries listed below. Capitalized terms used but not defined in this Appendix A are defined in the Plan and/or the Agreement, and have the meanings set forth therein.
Notifications
This Appendix A also includes information regarding exchange controls and certain other issues of which you should be aware with respect to your participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of August 2017. Such laws are often complex and change frequently. As a result, the Company strongly recommends that you not rely on the information noted in this Appendix A as the only source of information relating to the consequences of your participation in the Plan because the information may be out of date at the time that you vest in the RSUs or sell Shares acquired under the Plan.
In addition, the information contained herein is general in nature and may not apply to your particular situation, and the Company is not in a position to assure you of a particular result. Accordingly, you are advised to seek appropriate professional advice as to how the relevant laws in your country may apply to your situation.
Finally, if you are a citizen or resident of a country other than the one in which you are currently working, transfer employment after the grant date, or are considered a resident of another country for local law purposes, the information contained herein may not be applicable to you, and the Company shall, in its discretion, determine to what extent the terms and conditions contained herein shall apply.
CANADA
Terms and Conditions
RSUs Settled in Shares Only
Notwithstanding any discretion contained in the Plan, or any provision in the Agreement to the contrary, RSUs shall be paid in Shares only and do not provide any right for Participant to receive a cash payment.
The following provisions shall apply if Participant is a resident of Quebec:
Language Consent
The Parties acknowledge that it is their express wish that the Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.
Les Parties reconnaissent avoir exigé la rédaction en anglais de cette convention, ainsi que de tous documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à la présente convention.
Data Privacy Notice and Consent
This provision supplements the Data Privacy section of the Agreement:

Participant hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. Participant further authorizes the Company and the Employer to disclose and discuss his or her participation in the Plan with their advisors. Finally, Participant authorizes the Company and the Employer to record such information and to keep such information in his or her employee file.
GERMANY
Notifications
Exchange Control Information
Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank. If Participant uses a German bank to transfer a cross-border payment in excess of €12,500 in connection with the sale of Shares acquired under the Plan, the bank will make the report for him or her. In addition, Participant must report any receivables, payables, or debts in foreign currency exceeding an amount of €5,000,000 on a monthly basis.
NETHERLANDS
Notifications
Insider-Trading Notification
Participant should be aware of the Dutch insider-trading rules, which may impact the sale of Shares issued to Participant at vesting and settlement of the RSUs. In particular, Participant may be prohibited from effectuating certain transactions involving Shares if Participant has inside information about the Company. If Participant is uncertain whether the insider-trading rules apply to Participant, Participant should consult his or her personal legal advisor.
SWEDEN
There are no country-specific provisions.
SWITZERLAND
There are no country-specific provisions.
UNITED KINGDOM
Terms and Conditions
Withholding Taxes
This provision supplements the Withholding Taxes section of the Agreement:
If payment or withholding of the Tax-Related Items (including the Employer’s Liability, as defined below) is not made within 90 days of the end of the UK tax year in which vesting occurs (the “Due Date”) or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003, the amount of any uncollected Tax-Related Items will constitute a loan owed by Participant to the Employer, effective on the Due Date. Participant agrees that the loan will bear interest at the then-current Official Rate of Her Majesty’s Revenue and Customs (“HMRC”), it will be immediately due and repayable, and the Company or the Employer may recover it at any time thereafter by any of the means referred to in the Withholding Taxes section of the Agreement. Participant also authorizes the Company to delay the issuance of Shares to Participant unless and until the loan is repaid.

Notwithstanding the foregoing, if Participant is a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), Participant will not be eligible for such a loan to cover the Tax-Related Items. In the event that Participant is a director or executive officer and the Tax-Related Items are not collected from or paid by Participant by the Due Date, the amount of any uncollected Tax-Related Items will constitute a benefit to Participant on which additional income tax and national insurance contributions (including the Employer’s Liability, as defined below) will be payable. Participant will be responsible for reporting and paying any income tax and national insurance contributions (including the Employer’s Liability, as defined below) due on this additional benefit directly to HMRC under the self-assessment regime.
Joint Election/recoverability of employer national insurance contributions
As a condition of Participant’s participation in the Plan and the vesting of the RSUs (, Participant agrees to accept any liability for secondary Class 1 national insurance contributions (the “Employer’s Liability”) which may be payable by the Company and/or the Employer in connection with the RSUs and any event giving rise to Tax- Related Items. To accomplish the foregoing, Participant agrees to execute a joint election with the Company and/or the Employer (the “Election”), the form of such Election being formally approved by HMRC, and/or any other agreements, consents or elections required to accomplish the transfer of the Employer’s Liability to Participant. Participant further agrees to execute such other joint elections, other agreements, consents or elections (the “Other Agreement(s)”) as may be required by the Company and/or the Employer between Participant and the Company, any successor to the Company and/or the Employer in order to transfer the Employer’s Liability to Participant or in order to provide for the reimbursement of the Employer’s Liability by Participant to the Company and/or the Employer.
If Participant does not enter into the Election when Participant accepts the Agreement, if the Election is revoked and/or abolished at any time by HMRC or if Participant fails to enter into any Other Agreement as required by the Company, any successor to the Company and/or the Employer, the Company may choose, in its sole discretion, not to allow Participant to vest in the RSUs and they will cease to vest, become null and void, and no Shares will be acquired under the Plan, without any liability to the Company, the Employer and/or any Affiliate. Participant further agrees that the Company and/or the Employer may collect the Employer’s Liability by any of the means set forth in the Withholding Taxes section of the Agreement.
For the avoidance of doubt, this requirement will apply to all Participants that work in the U.K. during any period from grant through the vesting date of the RSUs regardless of whether Participant was in the U.K. at the time of grant.
UNITED STATES
Terms and Conditions
This provision supplements the Tax Consequences provision of the Agreement:
Upon vesting of the RSU, Participant will include in income the fair market value of the Shares subject to the RSU. The included amount will be treated as ordinary income by Participant and will be subject to withholding by the Company when required by applicable law. Upon disposition of the Shares, any subsequent increase or decrease in value will be treated as short-term or long-term capital gain or loss, depending on whether the Shares are held for more than one year from the date of settlement. Further, an RSU may be considered a deferral of compensation that may be subject to Section 409A of the Code. Section 409A of the Code imposes special rules to the timing of making and effecting certain amendments of this RSU with respect to distribution of any deferred compensation. You should consult your personal tax advisor for information on the actual and potential tax consequences of this RSU.

DEXCOM, INC.
AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN
NOTICE OF RESTRICTED STOCK UNIT AWARD
GRANT NUMBER: _____________
Unless otherwise defined herein, the terms defined in the DexCom, Inc. (the “Company”) Amended and Restated 2015 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Restricted Stock Unit Award (the “Notice”).

Name: _________________________
Address: _______________________
Address 2: _____________________
City, State Zip: __________________

You (“Participant”) have been granted an award of Restricted Stock Units (“RSUs”) under the Plan subject to the terms and conditions of the Plan, this Notice and the attached Award Agreement (Restricted Stock Units) (hereinafter “RSU Agreement”).

Number of RSUs: ______________

Date of Grant: _________________

Vesting Commencement Date: _______________

Expiration Date:	The date on which settlement of all RSUs granted hereunder occurs, with earlier expiration upon the Termination Date.

Vesting Schedule:	Subject to the limitations set forth in this Notice, the Plan and the RSU Agreement, the RSUs will vest in accordance with the following schedule:

Shares	Vest Date/Performance Conditions

Vesting Acceleration:    Notwithstanding the foregoing Vesting Schedule, the RSUs are eligible for vesting acceleration under the Company’s Severance and Change in Control Plan, subject to the terms and conditions thereof.
You understand that your employment or consulting relationship or service with the Company or the relevant Subsidiary is for an unspecified duration, can be terminated at any time (i.e., is “at-will”) other than as required by applicable local law, and that nothing in this Notice, the RSU Agreement or the Plan changes the nature of that relationship nor shall create an employment or consulting relationship with the Company by virtue of this Notice or your participation in the Plan.
You acknowledge that the vesting of the RSUs pursuant to this Notice is earned only by continuing service as an Employee, Director or Consultant of the Company or the relevant Subsidiary (as applicable).

You also understand that this Notice is subject to the terms and conditions of both the RSU Agreement and the Plan, both of which are incorporated herein by reference.
Data Privacy Statement:
By signing below you confirm that you have read this Notice, the RSU Agreement and the Plan, you agree to be bound by them and you freely and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this Notice, the RSU Agreement and any other Restricted Stock Unit Award grant materials by the Company, its affiliates and Subsidiaries (including your employer), and any third parties assisting in the implementation, administration and management of the Plan, for the exclusive purpose of implementing, administering and managing your participation in the Plan.
You understand that the Company, its Subsidiaries (including your employer) may collect, hold, process, disclose and transfer certain personal data about you. For the purposes of this Notice and the RSU Agreement, the term “Data” means certain personal and/or sensitive information about you, including, but not limited to, your name, home address and telephone/fax number, date of birth, social insurance number or other identification number, family size, marital status, gender, beneficiary information, emergency contacts, passport/visa information, salary and benefit information, personal bank account number, tax related information, tax identification number, nationality, job title, any Shares or directorships held in the Company, details of all RSUs or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in your favor and any other information required by providers for the purpose of implementing, administering and managing the Plan.
You understand that Data will be transferred to E*TRADE Financial (“E*TRADE”) or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. You understand that the recipients of Data may be located in the United States or elsewhere, where you may not have the same rights under applicable data protection and privacy law as in your home jurisdiction. You authorize the Company, E*TRADE and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer data, in electronic or other form, for the sole purpose of implementing, administering and managing your participation in the plan.
DEXCOM, INC.
By:

DEXCOM, INC.
AWARD AGREEMENT (RESTRICTED STOCK UNITS) TO THE
DEXCOM, INC. AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN
Unless otherwise defined herein, the terms defined in the DexCom, Inc. (the “Company”) Amended and Restated 2015 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Award Agreement (Restricted Stock Units) (the “Agreement”).
You (“Participant”) have been granted Restricted Stock Units (“RSUs”) subject to the terms, restrictions and conditions of the Plan, the Notice of Restricted Stock Unit Award (the “Notice”) and this Agreement.
1.Settlement. Settlement of RSUs shall be made within the earlier of (i) 90 days following the applicable date of vesting under the vesting schedule or (ii) March 15 of the year following the year of vesting as set forth in the Notice. Settlement of RSUs shall be in Shares.
2.Withholding Taxes. Regardless of any action the Company and/or Participant’s employer(s) (the “Employer”) take with respect to any foreign, federal, state, or local income tax, social insurance (including if permissible under local law, any statutory employer’s contribution to social insurance), national insurance contributions, payroll tax, payment on account, or other tax-related withholding with respect to this Agreement, as a result of Participant’s participation in the Plan and/or any aspect of the RSUs (“Tax-Related Items”), Participant agrees and acknowledges that the ultimate liability for all Tax-Related Items is the responsibility of Participant and that the Company and/or the Employer:
•are not making any representations and are not committing to take any actions regarding any Tax- Related Items, including, but not limited to, the grant of the RSUs, the vesting of the RSUs, the delivery of Shares upon vesting of the RSUs, the subsequent sale of Shares acquired upon vesting of the RSUs, and the receipt of any dividends; and
•do not commit to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate your liability for Tax-Related Items.
Before any Tax-Related Items become due, Participant will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy those Tax-Related Items. If permissible under local law, Participant authorizes the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by or due with respect to and/or on behalf of Participant by one or a combination of the following:
(a)withholding from the Shares to be issued, the number of Shares having a fair market value (determined on the date that the amount of tax to be withheld is determined) equal to the amount required to be withheld for Tax-Related Items, or
(b)arranging to have sold on Participant’s behalf through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) a sufficient number of Shares that is equal to the amount required to be withheld for Tax-Related Items. The Company shall arrange to sell or withhold a whole number of shares to satisfy the minimum tax withholding obligation, and to the extent that any tax obligation balance remains, such amount shall be withheld from your following payroll cycle.
If the obligation for Tax-Related Items is satisfied by withholding a number of Shares as described herein, Participant will be deemed to have been issued the full number of Shares to which Participant is entitled pursuant to the vesting of the RSUs even though a portion of those Shares will be withheld for the purpose of satisfying the Tax-Related Items.
Further, if Participant has relocated to a different jurisdiction between the date of grant and the date of any taxable event, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Finally, Participant will pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan or any aspect of the RSUs that cannot be satisfied by any of the means described in the preceding paragraph. The Company may refuse to deliver Shares to Participant if Participant fails to meet his/her obligations for the Tax-Related Items, as described herein.
3.No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested RSUs, Participant shall have no ownership of the Shares allocated to the RSUs and shall have no right to dividends or to vote from such Shares.
4.Dividend Equivalents. If dividends are declared and paid on Shares, dividend equivalent payments, if any (whether in cash or Shares), shall be credited to Participant at such time as Shares as issued in settlement of vested RSUs. Such dividend equivalent payments shall have the same vesting requirements as the underlying RSUs.
5.No Transfer. The RSUs and any interest therein shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of.
6.Termination. Subject to the terms of the Notice, if Participant’s service terminates for any reason, all unvested RSUs shall be forfeited to the Company forthwith, and all rights of Participant to such RSUs shall immediately terminate. For the avoidance of doubt, Participant shall not be entitled to any compensation for the loss of any rights or opportunities under the Plan other than as provided for herein. In case of any dispute as to whether Termination has occurred, the Committee shall have sole discretion to determine whether such Termination has occurred and the effective date of such Termination.
7.Tax Consequences. Participant acknowledges that there will be tax consequences upon settlement of the RSUs or disposition of the Shares, if any, received in connection therewith, and Participant should consult a tax adviser regarding Participant’s tax obligations prior to such settlement or disposition. You should consult your personal tax advisor for information on the actual and potential tax consequences of this RSU.
8.Acknowledgement. The Company and Participant agree that the RSUs are granted under and governed by the Notice, this Agreement and the provisions of the Plan. Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice.
9.Country-Specific Terms and Conditions. Participant’s participation in the Plan will be subject to any special terms and conditions set forth in Appendix A to this Agreement (“Appendix A”) for Participant’s country of residence, if any. Appendix A constitutes part of this Agreement.
Moreover, if Participant relocates to another country, any special terms and conditions applicable to RSUs granted in such country may apply to Participant to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan.
In addition, the Company reserves the right to impose other requirements on the RSUs and any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
10.Entire Agreement; Enforcement of Rights. This Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

11.Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Shares may be listed or quoted at the time of such issuance or transfer.
12.Governing Law Severability. If one or more provisions of this Agreement (including the Appendix) are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, U.S.A, without giving effect to principles of conflicts of law.
13.No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Participant’s service, for any reason, with or without cause, subject to compliance with applicable local laws.
14.Recipient Data Privacy. Through Participant’s acceptance of this grant, Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal and/or sensitive data as described in this document by and among, as applicable, the Company, its affiliates and its subsidiaries for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that the Company holds certain personal and/or sensitive information about him or her, including, but not limited to, his or her name, home address and telephone/fax number, date of birth, social insurance number or other identification number, family size, marital status, gender, beneficiary information, emergency contacts, passport/visa information, salary and benefit information, personal bank account number, tax related information, tax identification number, nationality, job title, any Shares or directorships held in the Company, details of all RSUs or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor and any other information required by providers for the purpose of implementing, administering and managing the Plan (“Data”). Participant also understands and unambiguously consents to the fact that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in Participant’s country or elsewhere, and that Participant’s country may have different data privacy laws and protections than the laws in the recipient’s country. Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom Participant may elect to deposit any Shares acquired. Participant understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Participant understands, however, that refusing or withdrawing his or her consent may affect his or her ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.
15.Nature of Grant.
(a)By acknowledging and accepting this RSU grant, Participant agrees that the granting of this RSU is completely at the discretion of the Committee pursuant to the Plan, that Participant does not expect that future awards will be granted under the Plan, or any other plan, and that Participant waives any claim for losses under the Agreement of the Plan in connection with termination of employment.

(b)The RSU grant is non-transferrable and non-assignable.
(c)The Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Board at any time.
(d)The grant of this award is voluntary and occasional and does not create any contractual or other right to receive future grants of awards, or benefits in lieu of awards, even if awards have been granted repeatedly in the past.
(e)Participant is voluntarily participating in the Plan.
(f)This RSU grant is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or its affiliates (including, as applicable, Participant’s employer) and which is outside the scope of Participant’s employment contract, if any.
(g)This RSU grant is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.
(h)The future value of the underlying Shares is unknown and cannot be predicted with certainty.
(i)For the purposes of this Agreement, termination of service shall be the last day of active service provided by Participant to the Company or one of its affiliates and such period shall not be extended by any notice of termination or similar period including any period of garden leave.
16.Translations. If Participant receives this Agreement or any other document or communication related to the Plan or this grant in a language other than English and the meaning in the translation is different than in the English version, the terms expressed in the English version will govern.
17.Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the RSUs and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with any applicable law or facilitate the administration of the Plan. Participant agrees to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Furthermore, Participant acknowledges that the laws of the country in which Participant is working at the time of grant, vesting or the sale of Shares received pursuant to this RSU grant (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject Participant to additional procedural or regulatory requirements that Participant is and will be solely responsible for and must fulfill.
By your signature and the signature of the Company’s representative on the Notice, Participant and the Company agree that this RSU is granted under and governed by the terms and conditions of the Plan, the Notice and this Agreement. Participant has reviewed the Plan, the Notice and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Notice and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and this Agreement. Participant further agrees to notify the Company upon any change in Participant’s residence address.

18.Code Section 409A. For purposes of this Agreement, a termination of employment will be determined consistent with the rules relating to a “separation from service” as defined in Section 409A of the Internal Revenue Code and the regulations thereunder (“Section 409A”). Notwithstanding anything else provided herein, to the extent any payments provided under this RSU Agreement in connection with Participant’s termination of employment constitute deferred compensation subject to Section 409A, and Participant is deemed at the time of such termination of employment to be a “specified employee” under Section 409A, then such payment shall not be made or commence until the earlier of (i) the expiration of the six-month period measured from Participant’s separation from service from the Company or (ii) the date of Participant’s death following such a separation from service; provided, however, that such deferral shall only be effected to the extent required to avoid adverse tax treatment to Participant including, without limitation, the additional tax for which Participant would otherwise be liable under Section 409A(a)(1)(B) in the absence of such a deferral. To the extent any payment under this RSU Agreement may be classified as a “short-term deferral” within the meaning of Section 409A, such payment shall be deemed a short-term deferral, even if it may also qualify for an exemption from Section 409A under another provision of Section 409A. Payments pursuant to this section are intended to constitute separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations.

APPENDIX A
ADDITIONAL COUNTRY-SPECIFIC TERMS AND CONDITIONS OF THE DEXCOM, INC. AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN (RESTRICTED STOCK UNITS)
Terms and Conditions
This Appendix A includes additional terms and conditions that govern the RSUs granted to you under the Plan if you reside in one of the countries listed below. Capitalized terms used but not defined in this Appendix A are defined in the Plan and/or the Agreement, and have the meanings set forth therein.
Notifications
This Appendix A also includes information regarding exchange controls and certain other issues of which you should be aware with respect to your participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of August 2017. Such laws are often complex and change frequently. As a result, the Company strongly recommends that you not rely on the information noted in this Appendix A as the only source of information relating to the consequences of your participation in the Plan because the information may be out of date at the time that you vest in the RSUs or sell Shares acquired under the Plan.
In addition, the information contained herein is general in nature and may not apply to your particular situation, and the Company is not in a position to assure you of a particular result. Accordingly, you are advised to seek appropriate professional advice as to how the relevant laws in your country may apply to your situation.
Finally, if you are a citizen or resident of a country other than the one in which you are currently working, transfer employment after the grant date, or are considered a resident of another country for local law purposes, the information contained herein may not be applicable to you, and the Company shall, in its discretion, determine to what extent the terms and conditions contained herein shall apply.
CANADA
Terms and Conditions
RSUs Settled in Shares Only
Notwithstanding any discretion contained in the Plan, or any provision in the Agreement to the contrary, RSUs shall be paid in Shares only and do not provide any right for Participant to receive a cash payment.
The following provisions shall apply if Participant is a resident of Quebec:
Language Consent
The Parties acknowledge that it is their express wish that the Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.
Les Parties reconnaissent avoir exigé la rédaction en anglais de cette convention, ainsi que de tous documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à la présente convention.
Data Privacy Notice and Consent
This provision supplements the Data Privacy section of the Agreement:
Participant hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. Participant further authorizes the Company and the Employer to disclose and discuss his or her participation in the Plan with their advisors. Finally, Participant authorizes the Company and the Employer to record such information and to keep such information in his or her employee file.
GERMANY
Notifications
Exchange Control Information
Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank. If Participant uses a German bank to transfer a cross-border payment in excess of €12,500 in connection with the sale of Shares acquired under the Plan, the bank will make the report for him or her. In addition, Participant must report any receivables, payables, or debts in foreign currency exceeding an amount of €5,000,000 on a monthly basis.
NETHERLANDS
Notifications
Insider-Trading Notification
Participant should be aware of the Dutch insider-trading rules, which may impact the sale of Shares issued to Participant at vesting and settlement of the RSUs. In particular, Participant may be prohibited from effectuating certain transactions involving Shares if Participant has inside information about the Company. If Participant is uncertain whether the insider-trading rules apply to Participant, Participant should consult his or her personal legal advisor.
SWEDEN
There are no country-specific provisions.
SWITZERLAND
There are no country-specific provisions.
UNITED KINGDOM
Terms and Conditions
Withholding Taxes
This provision supplements the Withholding Taxes section of the Agreement:
If payment or withholding of the Tax-Related Items (including the Employer’s Liability, as defined below) is not made within 90 days of the end of the UK tax year in which vesting occurs (the “Due Date”) or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003, the amount of any uncollected Tax-Related Items will constitute a loan owed by Participant to the Employer, effective on the Due Date. Participant agrees that the loan will bear interest at the then-current Official Rate of Her Majesty’s Revenue and Customs (“HMRC”), it will be immediately due and repayable, and the Company or the Employer may recover it at any time thereafter by any of the means referred to in the Withholding Taxes section of the Agreement. Participant also authorizes the Company to delay the issuance of Shares to Participant unless and until the loan is repaid.
Notwithstanding the foregoing, if Participant is a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), Participant will not be eligible for such a loan to cover the Tax-Related Items. In the event that Participant is a director or executive officer and the Tax-Related Items are not collected from or paid by Participant by the Due Date, the amount of any uncollected Tax-Related Items will constitute a benefit to Participant on which additional income tax and national insurance contributions (including the

Employer’s Liability, as defined below) will be payable. Participant will be responsible for reporting and paying any income tax and national insurance contributions (including the Employer’s Liability, as defined below) due on this additional benefit directly to HMRC under the self-assessment regime.
Joint Election/recoverability of employer national insurance contributions
As a condition of Participant’s participation in the Plan and the vesting of the RSUs (, Participant agrees to accept any liability for secondary Class 1 national insurance contributions (the “Employer’s Liability”) which may be payable by the Company and/or the Employer in connection with the RSUs and any event giving rise to Tax- Related Items. To accomplish the foregoing, Participant agrees to execute a joint election with the Company and/or the Employer (the “Election”), the form of such Election being formally approved by HMRC, and/or any other agreements, consents or elections required to accomplish the transfer of the Employer’s Liability to Participant. Participant further agrees to execute such other joint elections, other agreements, consents or elections (the “Other Agreement(s)”) as may be required by the Company and/or the Employer between Participant and the Company, any successor to the Company and/or the Employer in order to transfer the Employer’s Liability to Participant or in order to provide for the reimbursement of the Employer’s Liability by Participant to the Company and/or the Employer.
If Participant does not enter into the Election when Participant accepts the Agreement, if the Election is revoked and/or abolished at any time by HMRC or if Participant fails to enter into any Other Agreement as required by the Company, any successor to the Company and/or the Employer, the Company may choose, in its sole discretion, not to allow Participant to vest in the RSUs and they will cease to vest, become null and void, and no Shares will be acquired under the Plan, without any liability to the Company, the Employer and/or any Affiliate. Participant further agrees that the Company and/or the Employer may collect the Employer’s Liability by any of the means set forth in the Withholding Taxes section of the Agreement.
For the avoidance of doubt, this requirement will apply to all Participants that work in the U.K. during any period from grant through the vesting date of the RSUs regardless of whether Participant was in the U.K. at the time of grant.
UNITED STATES
Terms and Conditions
This provision supplements the Tax Consequences provision of the Agreement:
Upon vesting of the RSU, Participant will include in income the fair market value of the Shares subject to the RSU. The included amount will be treated as ordinary income by Participant and will be subject to withholding by the Company when required by applicable law. Upon disposition of the Shares, any subsequent increase or decrease in value will be treated as short-term or long-term capital gain or loss, depending on whether the Shares are held for more than one year from the date of settlement. Further, an RSU may be considered a deferral of compensation that may be subject to Section 409A of the Code. Section 409A of the Code imposes special rules to the timing of making and effecting certain amendments of this RSU with respect to distribution of any deferred compensation. You should consult your personal tax advisor for information on the actual and potential tax consequences of this RSU.

DEXCOM, INC.
AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN
NOTICE OF RESTRICTED STOCK UNIT AWARD
GRANT NUMBER: ______
Unless otherwise defined herein, the terms defined in the DexCom, Inc. (the “Company”) Amended and Restated 2015 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Restricted Stock Unit Award (the “Notice”).
Name: ________________________
Address: _______________________
You (“Participant”) have been granted an award of Restricted Stock Units (“RSUs”) under the Plan subject to the terms and conditions of the Plan, this Notice and the attached Award Agreement (Restricted Stock Units) (hereinafter “RSU Agreement”).
Number of RSUs: _______________________
Date of Grant: _______________________
Vesting Commencement Date: _______________________
Expiration Date:    The date on which settlement of all RSUs granted hereunder occurs, with earlier expiration upon the Termination Date.
Vesting Schedule:    Subject to the limitations set forth in this Notice, the Plan and the RSU Agreement, the RSUs will vest in accordance with the following schedule: in one annual installment (i.e., 100% of the RSUs subject to this Notice will vest upon the earlier of the first anniversary of the Date of Grant or the date of the next annual meeting of stockholders).
Corporate Transaction:    If a Corporate Transaction occurs then the vesting and (if applicable) exercisability of the RSUs shall be accelerated in full and any reacquisition or repurchase rights held by the Company with respect to the shares of Common Stock subject to such acceleration shall lapse in full, as appropriate.
“Corporate Transaction” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities; provided, however, that for purposes of this subclause (i) the acquisition of additional securities by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the securities of the Company will not be considered a Corporate Transaction; (ii) the consummation of the sale, transfer or disposition by the Company of all or substantially all of the Company’s assets; (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; (iv) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company) or (v) a change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purpose of this subclause (v), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Corporate Transaction. For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this Plan by reason of a Corporate Transaction, such amount shall become payable only if the event constituting a Corporate Transaction would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and IRS guidance that has been promulgated or may be promulgated thereunder from time to time.
Notwithstanding the foregoing, a Corporate Transaction shall not be deemed to result from any transaction precipitated by the Company’s insolvency, appointment of a conservator, or determination by a regulatory agency that the Company is insolvent, nor from any transaction the sole purpose of which is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
You understand that your relationship or service with the Company is for an unspecified duration, and that nothing in this Notice, the RSU Agreement or the Plan changes the at-will nature of that relationship. You acknowledge that the vesting of the RSUs pursuant to this Notice is earned only by continuing service as an Employee, Director or Consultant of the Company. You also understand that this Notice is subject to the terms and conditions of both the RSU Agreement and the Plan, both of which are incorporated herein by reference. Participant has read both the RSU Agreement and the Plan.

PARTICIPANT	DEXCOM, INC.
Signature: ___________________________ Print Name: __________________________	By: ________________________________ Its: _________________________________

DEXCOM, INC.
AWARD AGREEMENT (RESTRICTED STOCK UNITS) TO THE
DEXCOM INC. AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN

Unless otherwise defined herein, the terms defined in the DexCom, Inc. (the “Company”) Amended and Restated 2015 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Award Agreement (Restricted Stock Units) (the “Agreement”).
You have been granted Restricted Stock Units (“RSUs”) subject to the terms, restrictions and conditions of the Plan, the Notice of Restricted Stock Unit Award (the “Notice”) and this Agreement.
1.Settlement. Settlement of RSUs shall be made within the earlier of (i) 90 days following the applicable date of vesting under the vesting schedule or (ii) March 15 of the year following the year of vesting as set forth in the Notice. Settlement of RSUs shall be in Shares.
2.Withholding and Net Issuance of the Shares. When, under applicable tax laws, Participant incurs tax liability in connection with the vesting or settlement of any RSUs or issuance of Shares in connection therewith that is subject to tax withholding by the Company, the Company may, at the Compensation Committee’s election, satisfy the minimum tax withholding obligation on behalf of the Participant by either (a) withholding from the Shares to be issued, the number of Shares having a fair market value (determined on the date that the amount of tax to be withheld is determined) equal to the amount required to be withheld for income and employment taxes, or (b) arranging to have sold on Participant’s behalf through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) a sufficient number of Shares that is equal to the amount required to be withheld. The Company shall arrange to sell or withhold a whole number of shares to satisfy the minimum tax withholding obligation, and to the extent that any tax obligation balance remains, such amount shall be withheld from your following payroll cycle, if applicable.
3.No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested RSUs, Participant shall have no ownership of the Shares allocated to the RSUs and shall have no right to dividends or to vote such Shares.
4.Dividend Equivalents. Dividends, if any (whether in cash or Shares), shall not be credited to Participant.
5.No Transfer. The RSUs and any interest therein shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of.
6.Termination. If Participant’s service Terminates for any reason, all unvested RSUs shall be forfeited to the Company forthwith, and all rights of Participant to such RSUs shall immediately terminate. In case of any dispute as to whether Termination has occurred, the Committee shall have sole discretion to determine whether such Termination has occurred and the effective date of such Termination.
7.U.S. Tax Consequences. Participant acknowledges that there will be tax consequences upon settlement of the RSUs or disposition of the Shares, if any, received in connection therewith, and Participant should consult a tax adviser regarding Participant’s tax obligations prior to such settlement or disposition. Upon vesting of the RSU, Participant will include in income the fair market value of the Shares subject to the RSU. The included amount will be treated as ordinary income by Participant and will be subject to withholding by the Company when required by applicable law. Upon disposition of the Shares, any subsequent increase or decrease in value will be treated as short-term or long-term capital gain or loss, depending on whether the Shares are held for more than one year from the date of settlement. Further, an RSU may be considered a deferral of compensation that may be subject to Section 409A of the Code. Section 409A of the Code imposes special rules to the timing of making and effecting certain amendments of this RSU with respect to distribution of any deferred compensation. You should consult your personal tax advisor for more information on the actual and potential tax consequences of this RSU.

8.Acknowledgement. The Company and Participant agree that the RSUs are granted under and governed by the Notice, this Agreement and the provisions of the Plan. Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice.
9.Entire Agreement; Enforcement of Rights. This Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
10.Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.
11.Governing Law; Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.
12.No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Participant’s service, for any reason, with or without cause.
By your signature and the signature of the Company’s representative on the Notice, Participant and the Company agree that this RSU is granted under and governed by the terms and conditions of the Plan, the Notice and this Agreement. Participant has reviewed the Plan, the Notice and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Notice and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and this Agreement. Participant further agrees to notify the Company upon any change in Participant’s residence address.

DEXCOM, INC.
AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN
NOTICE OF RESTRICTED STOCK UNIT AWARD
GRANT NUMBER: ______
Unless otherwise defined herein, the terms defined in the DexCom, Inc. (the “Company”) 2015 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Restricted Stock Unit Award (the “Notice”).
Name: ________________________
Address: _______________________
You (“Participant”) have been granted an award of Restricted Stock Units (“RSUs”) under the Plan subject to the terms and conditions of the Plan, this Notice and the attached Award Agreement (Restricted Stock Units) (hereinafter “RSU Agreement”).
Number of RSUs: _______________________
Date of Grant: _______________________
Vesting Commencement Date: _______________________
Expiration Date: The date on which settlement of all RSUs granted hereunder occurs, with earlier expiration upon the Termination Date.
Vesting Schedule:    Subject to the limitations set forth in this Notice, the Plan and the RSU Agreement, the RSUs will vest in accordance with the following schedule: in three annual installments (i.e., 33.3% of the RSUs subject to this Notice will vest upon the first anniversary of the Date of Grant; 33.3% of the RSUs subject to this Notice will vest upon the second anniversary of the Date of Grant; and 33.3% of the RSUs subject to this Notice will vest upon the third anniversary of the Date of Grant).
Corporate Transaction:    If a Corporate Transaction occurs then the vesting and (if applicable) exercisability of the RSUs shall be accelerated in full and any reacquisition or repurchase rights held by the Company with respect to the shares of Common Stock subject to such acceleration shall lapse in full, as appropriate.
“Corporate Transaction” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities; provided, however, that for purposes of this subclause (i) the acquisition of additional securities by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the securities of the Company will not be considered a Corporate Transaction; (ii) the consummation of the sale, transfer or disposition by the Company of all or substantially all of the Company’s assets; (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; (iv) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company) or (v) a change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purpose of this subclause (v), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Corporate Transaction. For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this Plan by reason of a Corporate Transaction, such amount shall become payable only if the event constituting a Corporate Transaction would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and IRS guidance that has been promulgated or may be promulgated thereunder from time to time.
Notwithstanding the foregoing, a Corporate Transaction shall not be deemed to result from any transaction precipitated by the Company’s insolvency, appointment of a conservator, or determination by a regulatory agency that the Company is insolvent, nor from any transaction the sole purpose of which is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
You understand that your relationship or service with the Company is for an unspecified duration, and that nothing in this Notice, the RSU Agreement or the Plan changes the at-will nature of that relationship. You acknowledge that the vesting of the RSUs pursuant to this Notice is earned only by continuing service as an Employee, Director or Consultant of the Company. You also understand that this Notice is subject to the terms and conditions of both the RSU Agreement and the Plan, both of which are incorporated herein by reference. Participant has read both the RSU Agreement and the Plan.

PARTICIPANT	DEXCOM, INC.
Signature: ___________________________ Print Name: __________________________	By: ________________________________ Its: _________________________________

DEXCOM, INC.
AWARD AGREEMENT (RESTRICTED STOCK UNITS) TO THE
DEXCOM INC. AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN

Unless otherwise defined herein, the terms defined in the DexCom, Inc. (the “Company”) Amended and Restated 2015 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Award Agreement (Restricted Stock Units) (the “Agreement”).
You have been granted Restricted Stock Units (“RSUs”) subject to the terms, restrictions and conditions of the Plan, the Notice of Restricted Stock Unit Award (the “Notice”) and this Agreement.
1.Settlement. Settlement of RSUs shall be made within the earlier of (i) 90 days following the applicable date of vesting under the vesting schedule or (ii) March 15 of the year following the year of vesting as set forth in the Notice. Settlement of RSUs shall be in Shares.
2.Withholding and Net Issuance of the Shares. When, under applicable tax laws, Participant incurs tax liability in connection with the vesting or settlement of any RSUs or issuance of Shares in connection therewith that is subject to tax withholding by the Company, the Company may, at the Compensation Committee’s election, satisfy the minimum tax withholding obligation on behalf of the Participant by either (a) withholding from the Shares to be issued, the number of Shares having a fair market value (determined on the date that the amount of tax to be withheld is determined) equal to the amount required to be withheld for income and employment taxes, or (b) arranging to have sold on Participant’s behalf through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) a sufficient number of Shares that is equal to the amount required to be withheld. The Company shall arrange to sell or withhold a whole number of shares to satisfy the minimum tax withholding obligation, and to the extent that any tax obligation balance remains, such amount shall be withheld from your following payroll cycle, if applicable.
3.No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested RSUs, Participant shall have no ownership of the Shares allocated to the RSUs and shall have no right to dividends or to vote such Shares.
4.Dividend Equivalents. Dividends, if any (whether in cash or Shares), shall not be credited to Participant.
5.No Transfer. The RSUs and any interest therein shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of.
6.Termination. If Participant’s service Terminates for any reason, all unvested RSUs shall be forfeited to the Company forthwith, and all rights of Participant to such RSUs shall immediately terminate. In case of any dispute as to whether Termination has occurred, the Committee shall have sole discretion to determine whether such Termination has occurred and the effective date of such Termination.
7.U.S. Tax Consequences. Participant acknowledges that there will be tax consequences upon settlement of the RSUs or disposition of the Shares, if any, received in connection therewith, and Participant should consult a tax adviser regarding Participant’s tax obligations prior to such settlement or disposition. Upon vesting of the RSU, Participant will include in income the fair market value of the Shares subject to the RSU. The included amount will be treated as ordinary income by Participant and will be subject to withholding by the Company when required by applicable law. Upon disposition of the Shares, any subsequent increase or decrease in value will be treated as short-term or long-term capital gain or loss, depending on whether the Shares are held for more than one year from the date of settlement. Further, an RSU may be considered a deferral of compensation that may be subject to Section 409A of the Code. Section 409A of the Code imposes special rules to the timing of making and effecting certain amendments of this RSU with respect to distribution of any deferred compensation. You should consult your personal tax advisor for more information on the actual and potential tax consequences of this RSU.

8.Acknowledgement. The Company and Participant agree that the RSUs are granted under and governed by the Notice, this Agreement and the provisions of the Plan. Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice.
9.Entire Agreement; Enforcement of Rights. This Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
10.Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.
11.Governing Law; Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.
12.No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Participant’s service, for any reason, with or without cause.
By your signature and the signature of the Company’s representative on the Notice, Participant and the Company agree that this RSU is granted under and governed by the terms and conditions of the Plan, the Notice and this Agreement. Participant has reviewed the Plan, the Notice and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Notice and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and this Agreement. Participant further agrees to notify the Company upon any change in Participant’s residence address.